                                             STATEMENT OF ADDITIONAL INFORMATION


                                                                JANUARY 31, 2002
                                                  AS SUPPLEMENTED APRIL 22, 2002


                           THE OAKMARK FAMILY OF FUNDS
                                  No-Load Funds



                                                        Two North LaSalle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)
                                                                 www.oakmark.com

This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, ("Equity and Income Fund"), The Oakmark Global Fund ("Global Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. You may obtain a prospectus or semi-annual or annual report from the Funds at no charge by writing, telephoning or accessing the Funds at their address, telephone number or website shown above.

                      TABLE OF CONTENTS
        THE FUNDS                                         2
        INVESTMENT RESTRICTIONS                           2
        HOW THE FUNDS INVEST                              4
        PERFORMANCE INFORMATION                          12
        INVESTMENT ADVISER                               19
        CODE OF ETHICS                                   21
        TRUSTEES AND OFFICERS                            21
        PRINCIPAL SHAREHOLDERS                           27
        PURCHASING AND REDEEMING SHARES                  28
        ADDITIONAL TAX INFORMATION                       30
        DISTRIBUTOR                                      31
        PORTFOLIO TRANSACTIONS                           31
        DECLARATION OF TRUST                             34
        CUSTODIAN AND TRANSFER AGENT                     34
        INDEPENDENT PUBLIC ACCOUNTANTS                   34
        APPENDIX A -- BOND RATINGS                      A-1
        APPENDIX B -- FINANCIAL STATEMENTS              B-1

                                    THE FUNDS

     Oakmark Fund, Select Fund, Small Cap Fund, Global Fund, International Fund and International Small Cap Fund seek long-term capital appreciation.

     Equity and Income Fund seeks high current income and preservation and growth of capital.

     The Funds are series of the Trust, an open-end management investment company, and each Fund other than Select Fund is diversified. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated February 1, 1991 (the "Declaration of Trust").

     All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Each Fund's shares are divided into two share classes: Class I Shares and Class II Shares. Class I Shares of each Fund are offered to members of the general public. As described more fully in the prospectus, Class II Shares of each Fund are offered to certain retirement and profit sharing plans. Class II Shares of a Fund pay a service fee at the annual rate of .25% of the average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans. The shares of each class of a Fund represent an interest in the same portfolio of investments of the Fund. All shares of a Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees. All shares of a Fund of a given class have equal rights in the event of liquidation of that class.

                             INVESTMENT RESTRICTIONS

         In pursuing their respective investment objectives no Fund will:

    1 [THIS RESTRICTION DOES NOT APPLY TO SELECT FUND] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

    2 Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

    3 Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

    4 Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

    5  Issue any senior security except in connection with permitted borrowings;

    6 Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

    7 Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,(1) or (c) [FUNDS OTHER THAN OAKMARK FUND] lending its portfolio securities

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(1) A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

[the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

    8 Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

    9 Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

   10 Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(2)

   11 Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

   12 Invest in companies for the purpose of management or the exercise of control;

   13 Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

   14 [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND ONLY] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

   15 [OAKMARK FUND, SELECT FUND, SMALL CAP FUND AND EQUITY AND INCOME FUND ONLY] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts);(3)

   16 Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(4)) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

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(2) In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(3) Although securities represented by American Depositary Receipts ("ADRs") are not subject to restriction 15, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(4) A short sale "against the box" involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

   17 Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

   18 Write any call option or put option if, immediately thereafter, the aggregate market value of all portfolio securities or currencies covering such options would exceed 15% of its net assets;

   19 Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions and the footnotes related to the restrictions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                              HOW THE FUNDS INVEST

BOTTOM-UP INVESTMENT PROCESS

     All portfolio managers at Harris Associates L.P., investment adviser to The Oakmark Family of Funds (the "Adviser"), strive to abide by a consistent philosophy and process. This process involves a collective, unified effort at identifying what the managers believe are the best values in the marketplace.

     Each manager typically constructs a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up investment process:

                          BOTTOM-UP INVESTMENT PROCESS

                             UNIVERSE OF THOUSANDS
                             OF EQUITY SECURITIES
                             (ALL STOCKS AVAILABLE
                                FOR INVESTMENT.)
                                       [ ]

                                CRITERIA SCREENS
                          (MANAGERS AND RESEARCH TEAM
                      SCREEN FOR STOCKS THAT THEY BELIEVE
                       ARE WORTH FURTHER CONSIDERATION.)
                                       [ ]

                      QUANTITATIVE AND QUALITATIVE RESEARCH
                         (RIGOROUS ANALYSIS IS PERFORMED
                                 TO ENSURE THAT
                   THE STOCK MEETS CERTAIN "VALUE" STANDARDS.)
                                       [ ]

                                  APPROVED LIST
                             (APPROXIMATELY 125-150
                                   SECURITIES.)
                                       [ ]

                                     INVEST
                            (MANAGERS SELECT STOCKS
                           FROM THE APPROVED LIST FOR
                              THEIR SPECIFIC FUNDS.)

SMALL CAP SECURITIES

     Under normal market conditions, the Small Cap Fund and International Small Cap Fund each invests at least 80% of its net assets (plus any borrowings for investment purposes) in the stocks of "small cap companies." A small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index ($3.822 billion as of December 31, 2001). The mean of the S&P Small Cap 600 Index was $632 million as of December 31, 2001. Over time, the largest market capitalization of the companies included in the S&P Small Cap 600 Index will change. As it does, the size of the companies in which each Fund invests may change. Each Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

SECURITIES OF NON-U.S. ISSUERS

     International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, Global Fund typically invests between 40-80% of its total assets in securities of non-U.S. issuers and the other Funds each may invest up to 25% of their assets in securities of non-U.S. issuers.

     International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

     PRIVATIZATIONS. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund, International Small Cap Fund and Global Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund, International Small Cap Fund and Global Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

     Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's board of trustees.

     Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

     CURRENCY EXCHANGE TRANSACTIONS. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

     It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     EUROPEAN CURRENCY UNIFICATION. Twelve of the fifteen member countries of the European Union adopted a single European currency, the euro, effective January 1, 1999. The countries participating in the Economic and Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The notable countries not currently participating in the EMU are Great Britain, Denmark and Sweden. A new European Central Bank ("ECB") manages the monetary policy of the new unified region, and the exchange rates among the EMU member countries are permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002. This change is likely to impact significantly the European capital markets in which the Funds, and in particular, International Fund, International Small Cap Fund and Global Fund, may invest their assets. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile and may increase a Fund's share price volatility.

DEBT SECURITIES

     Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that each of International Fund and International Small Cap Fund will not invest more than 10% of its respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Investing with The Oakmark Family of Funds - Share Price" in the prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in Appendix A to this statement of additional information.

WHEN-ISSUED, DELAYED-DELIVERY AND OTHER SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

     A Fund may also enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund's rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund's rights under such an arrangement also generally will be illiquid and subject to the limitations on ownership of illiquid securities.

ILLIQUID SECURITIES

     No Fund may invest in illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's assets.

     If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by or under the direction of the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities.

Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

PRIVATE PLACEMENTS

     Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

SHORT SALES

     Each Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

     A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeble, into such securities with no restriction other than the payment of additional consideration.

     In a short sale, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

LENDING OF PORTFOLIO SECURITIES

     Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 7 under "Investment Restrictions." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period.

FOREIGN INVESTMENT COMPANIES

     Certain markets are closed in whole or in part to direct equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. A Fund may also invest in other investment companies that invest in foreign securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

OPTIONS

     Each Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security.

     Each Fund will write call options and put options only if they are "covered." For example, in the case of a call option, the option is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     If a Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded, or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by a Fund, that Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

TEMPORARY STRATEGIES

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the investments of International Fund, International Small Cap Fund and Global Fund may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                             PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Total return figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. Total return is not intended to indicate future performance. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the total return for the period.

Average Annual Total Return will be computed as follows:

                      n
          ERV = P(1+T)

Where:     P = the amount of an assumed initial investment in Fund shares
           T = average annual total return
           n = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period

     The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                           n
              ATV  = P(1+T)
                 D

     Where:      P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years

              ATV  = ending value of a hypothetical $1,000 investment made at
                 D the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                           n
             ATV   = P(1+T)
                DR

     Where:      P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years

             ATV   = ending value of a hypothetical $1,000 investment made at
                DR the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

     Each Fund's Total Return and Average Annual Total Return before and after taxes for various periods ended December 31, 2001 are shown in the tables below. No information is provided for Class II Shares of Small Cap Fund because no Class II Shares had been issued as of December 31, 2001. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. FOR MORE
CURRENT PERFORMANCE INFORMATION, VISIT www.oakmark.com.

OAKMARK FUND - CLASS I SHARES


                        BEFORE TAXES                        1 YEAR        5 YEAR       10 YEAR
     --------------------------------------------------------------------------------------------
     Total Return                                           18.29%        62.83%       410.59%
     Average Annual Total Return                            18.29%        10.24%        17.69%


                AFTER TAXES ON DISTRIBUTIONS                1 YEAR        5 YEAR       10 YEAR
     --------------------------------------------------------------------------------------------
     Average Annual Total Return                            18.02%         8.16%        15.73%


                AFTER TAXES ON DISTRIBUTIONS                1 YEAR        5 YEAR       10 YEAR
                  AND SALE OF FUND SHARES
     --------------------------------------------------------------------------------------------
     Average Annual Total Return                            11.13%         7.82%        14.66%

OAKMARK FUND - CLASS II SHARES

                        BEFORE TAXES                                         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                                               10.40%**


     * From the date Class II shares were first offered for sale (April 15, 2001).
    ** Not annualized.

SELECT FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                            26.06%             227.14%       273.59%
     Average Annual Total Return                             26.06%              26.73%        29.04%


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                             25.96%              25.01%          27.36%


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                             15.87%              22.29%          24.45%

     * From the date the Class I Shares were first offered for sale (November 1, 1996).

SELECT FUND - CLASS II SHARES

                        BEFORE TAXES                             1 YEAR                 LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                25.61%                 57.55%
     Average Annual Total Return                                 25.61%                 25.48%


     * From the date Class II Shares were first offered for sale (December 31, 1999).

SMALL CAP FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                             26.30%            48.14%        113.91%
     Average Annual Total Return                              26.30%             8.17%         13.11%


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                             26.30%             7.19%          12.29%


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR        LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                              16.01%             6.51%          10.88%

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                            18.01%             117.15%        156.35%
     Average Annual Total Return                             18.01%              16.77%         16.48%


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                             17.56%             14.95%         14.86%


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                              11.01%             13.30%          13.26%

     * From the date Class I Shares were first offered for sale (November 1, 1995).

EQUITY AND INCOME FUND - CLASS II SHARES

                        BEFORE TAXES                              1 YEAR                   LIFE OF FUND*
     -------------------------------------------------------------------------------------------------------------
     Total Return                                                   17.74%                  30.89%
     Average Annual Total Return                                    17.74%                  20.12%


     * From the date Class II Shares were first offered for sale (July 13, 2000).

GLOBAL FUND - CLASS I SHARES

                        BEFORE TAXES                              1 YEAR                  LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                 20.05%                  38.80%
     Average Annual Total Return                                  20.05%                  14.50%


                AFTER TAXES ON DISTRIBUTIONS                      1 YEAR                  LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                  19.48%                      13.98%


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                         1 YEAR                  LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Average Annual Total Return                                   12.67%                  11.63%

     * From the date Class I Shares were first offered for sale (August 4, 1999).

GLOBAL FUND - CLASS II SHARES

                        BEFORE TAXES                      LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                            20.60%**


     * From the date Class I Shares were first offered for sale (October 10, 2001).
    ** Not annualized.

INTERNATIONAL FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR            5 YEAR         LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                            (5.13)%           43.03%         178.19%
     Average Annual Total Return                             (5.13)%            7.42%          11.69%


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR            5 YEAR         LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                             (5.58)%           4.79%           9.41%


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR            5 YEAR         LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                              (3.14)%           4.92%           8.83%

     * From the date Class I Shares were first offered for sale (September 30, 1992).

INTERNATIONAL FUND - CLASS II SHARES

                        BEFORE TAXES                             1 YEAR                   LIFE OF FUND*
     ------------------------------------------------------------------------------------------------------------
     Total Return                                                 (5.42)%                 12.45%
     Average Annual Total Return                                  (5.42)%                  5.59%


     * From the date Class II Shares were first offered for sale (November 4, 1999).

INTERNATIONAL SMALL CAP FUND - CLASS I SHARES

                        BEFORE TAXES                         1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Total Return                                            12.98%             38.49%         66.71%
     Average Annual Total Return                             12.98%              6.72%          8.63%


                AFTER TAXES ON DISTRIBUTIONS                 1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                             11.72%             4.77%          6.78%


                AFTER TAXES ON DISTRIBUTIONS
                  AND SALE OF FUND SHARES                    1 YEAR             5 YEAR         LIFE OF FUND*
     -----------------------------------------------------------------------------------------------------------
     Average Annual Total Return                              7.82%              4.65%          6.31%

     * From the date Class I Shares were first offered for sale (November 1, 1995).

INTERNATIONAL SMALL CAP FUND - CLASS II SHARES

                        BEFORE TAXES                                   LIFE OF FUND*
     ----------------------------------------------------------------------------------------------------------
     Total Return                                                       10.62%**


     * From the date Class II Shares were first offered for sale (January 9, 2001).
    ** Not annualized.

     The Funds also may, from time to time, quote their yield. Yield is based on historical earnings and is not intended to indicate future performance. The yield of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the sales material). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment.

     Yield quotations are based on a 30-day (or one month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

             a-b    6
Yield = 2 [( --- +1)  - 1]
             cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

Although they may do so in the future, each Fund typically does not calculate or advertise its yield.

     The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base and similar performance may not continue as assets grow.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     Various newspapers and publications including those listed below may also make mention of a Fund's portfolio managers. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio managers, including information about awards received by those portfolio managers or mentions of the managers in the media, may also be described or quoted in Fund advertisements or sales literature. William C. Nygren, one of the portfolio managers of Oakmark Select Fund, was named "Morningstar Domestic Stock Manager of the Year for 2001" by Morningstar, Inc. ("Morningstar"). According to Morningstar, the award is presented to a portfolio manager based on, the manager's (i) "ability to generate exceptional returns;" (ii) "willingness to align [his] interests with shareholders;" and (iii) "courage to stay with [his] strategies in order to produce superior risk-adjusted returns in the end."

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Barron's                   Fortune                        The New York Times
Business Week              Global Finance                 Pensions and Investments
Changing Times             Investor's Business Daily      Personal Investor


                                      17

Chicago Tribune            Kiplinger's Personal Finance   Smart Money
Chicago Sun-Times          Los Angeles Times              Stanger Reports
Crain's Chicago Business   Money                          Time
Consumer Reports           Mutual Fund Letter             USA Today
Consumer Digest            Mutual Funds Magazine          U.S. News and World Report
Financial World            Morningstar                    The Wall Street Journal
Forbes                     Newsweek                       Worth

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the following indexes or averages:

Dow-Jones Industrial Average*
Standard & Poor's 500 Stock Index*
Standard & Poor's 400 Industrials
Standard & Poor's Small Cap 600*
Standard & Poor's Mid Cap 400*
Russell 2000
Wilshire 5000
New York Stock Exchange Composite Index
American Stock Exchange Composite Index
NASDAQ Composite
NASDAQ Industrials

     In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Balanced Fund Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small-Cap Growth Index; Lipper Small-Cap Value Index; Lipper Small-Cap Core Index; Lipper Small Cap Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund, International Small Cap Fund and Global Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper Global Fund Index; Lipper International Fund Index; Lipper International Equity Funds Average; Micropal International Small Company Fund Index; Morgan Stanley Capital International World ex U.S. Index; Morgan Stanley Capital International EAFE (Europe, Australia and Far East Index); Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; Morningstar General Equity Average; and Morningstar International Stock Average.

     Lipper Indexes and Averages are calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. For each Fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the Fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with the Fund's three-, five- and ten-year (if applicable) Morningstar Rating metrics.


--------
* With dividends reinvested.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                               INVESTMENT ADVISER

     The Adviser furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus, profiles and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of
(i) delaying the impact of changes in assets on the amount of the fee and (ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

          FUND                                                           FEE
-------------------------             --------------------------------------------------------------------
Oakmark                               1.00% up to $2.0 billion; .90% on the next $1.0 billion; .80% on the next $2.0 billion; and .75% on net assets in excess of $5.0 billion

Select                                1.00% up to $1.0 billion; .95% on the next $500 million; .90% on the next $500 million; .85% on the next $500 million; .80% on the next
                                      $2.5 billion; and .75% on net assets in excess of $5.0 billion

Small Cap                             1.00%

Equity and Income                     .75%

Global                                1.00%

International                         1.00% up to $2.0 billion; .95% on the next $1.0 billion; and .85% on net assets in excess of $3 billion

International Small Cap               1.25% up to $500 million; and 1.10% on net assets in excess of $500 million

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.

                          TYPE OF           YEAR ENDED               YEAR ENDED             YEAR ENDED
          FUND            PAYMENT       SEPTEMBER 30, 2001       SEPTEMBER 30, 2000     SEPTEMBER 30, 1999
       ---------------------------------------------------------------------------------------------------
       Oakmark          Advisory fee        $25,662,135              $28,116,035            $59,957,947

       Select           Advisory fee         27,774,016               15,325,113             15,358,029

       Small Cap        Advisory fee          2,490,470                3,683,621              7,251,751
                        Reimbursement                --                  252,000                     --

       Equity and
        Income          Advisory fee          1,591,905                  410,864                464,454

       Global           Advisory fee            387,377                  267,710                 18,520
                        Reimbursement            20,815                   55,500                 15,474

       International    Advisory fee          8,269,717                7,849,938              8,068,806

       International
        Small Cap       Advisory fee          1,238,024                1,451,394              1,330,000

     The Agreement for each Fund was for an initial term that expired on October 31, 2001. Each Agreement continues from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and
(2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the board of trustees of the Trust held on October 17, 2001, called in part for the purpose of voting on the renewal of the Agreements, the Agreements were renewed through October 31, 2002 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Trust voting separately. The trustees considered, among other things, the nature and quality of services provided by the Adviser, the profitability to the Adviser of its relationship with the Funds, fall-out benefits from that relationship, economies of scale and comparative fees and expense ratios. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. ("HAI"), whose directors are Robert M. Levy, Anita M. Nagler, John R. Raitt, Kristi L. Rowsell, G. Neal Ryland and Peter S. Voss. Mr. Levy is the president and chief executive officer of HAI. HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS AMNA"). CDC IXIS AMNA owns 99.67% of the limited partnership interests in the Adviser and, through its wholly-owned subsidiary, CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), all of the outstanding shares of HAI. CDC IXIS AMNA is a limited partnership that owns investment management and related firms and is an affiliate of CDC IXIS Asset Management Services, Inc., the Funds' transfer agent.

     CDC IXIS AMNA is an indirect wholly-owned subsidiary of CDC IXIS Asset Management ("CDC AM"), which in turn is owned by CDC IXIS, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its ownership of CDC AM through CDC IXIS, CDC owns approximately 40% of CNP Assurances, a leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French government. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France.

     The Adviser has contractually agreed to reimburse Class I Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class I Shares:
1.50% in the case of Oakmark Fund, Select Fund or Small Cap Fund; 1.00% in the case of Equity and Income Fund; 1.75% in the case of Global Fund; and 2.00% in the case of International Fund and International Small Cap Fund. The Adviser has also contractually agreed to reimburse Class II Shares of each Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average net assets of Class II Shares: Oakmark Fund, Select Fund or Small Cap Fund, 1.75% (1.50% + .25%); Equity and Income Fund, 1.25% (1.00% + .25%); Global Fund, 2.00% (1.75% + .25%); and International
Fund and International Small Cap Fund, 2.25% (2.00% + .25%). Each such agreement is effective through January 31, 2003.

     For the purpose of determining whether a share class of a Fund is entitled to any reduction in advisory fee or expense reimbursement, the pro rata portion of the Fund's expenses attributable to a share class of that Fund is calculated daily and any reduction in fee or reimbursement is made monthly.

                                 CODE OF ETHICS

     The 1940 Act and rules thereunder require that the Trust, the Adviser and the Funds' distributor, Harris Associates Securities L.P. ("HASLP"), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of any of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust, the Adviser and HASLP to detect and prevent conflicts of interest.

                              TRUSTEES AND OFFICERS

     The board of trustees has overall responsibility for the Funds' operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. Information regarding the trustees and officers of the Trust including their principal business activities during the past five years is set forth below:

  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                     CURRENT OFFICE                       DURING PAST FIVE YEARS#
     ------------------                     --------------                       -----------------------
VICTOR A. MORGENSTERN**                         1991            Chairman of the Board, HAI, 1996 - 2000 and President and
Trustee and Chairman of the                                     Chief Executive Officer prior thereto; Chairman, Harris Partners,
Board of Trustees, 58                                           L.L.C., 1995-2000
106 Vine Avenue
Highland Park, IL 60035

MICHAEL J. FRIDUSS                              1995            Principal, MJ Friduss & Associates, Inc.
Trustee, 59                                                     (telecommunications consultants)

THOMAS H. HAYDEN                                1995            Executive Vice President, Campbell Mithun
Trustee, 50                                                     (advertising)
c/o Campbell Mithun
676 N. St. Clair
Chicago, Illinois  60611

CHRISTINE M. MAKI                               1996            Vice President--Tax, Hyatt Corporation (hotel
Trustee, 40                                                     management)
c/o Hyatt Corporation
200 West Madison Street
Chicago, Illinois  60606


  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                     CURRENT OFFICE                       DURING PAST FIVE YEARS#
     ------------------                     --------------                       -----------------------


ALLAN J. REICH                                  1993            Vice Chairman, D'Ancona & Pflaum LLC (attorneys)
Trustee, 53
c/o D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601

MARV R. ROTTER                                  1996            President - Central Region, AXA Advisors, LLC (formerly
Trustee, 55                                                     named Rotter & Associates), since 1999, and General
c/o AXA Advisors, LLC                                           Manager prior thereto (financial services)
5 Revere Dr., Suite 400
Northbrook, IL 60062

BURTON W. RUDER                                 1995            President, The Academy Group (venture capital
Trustee, 57                                                     investments and transaction financing); Manager,
c/o Academy Financial Group                                     Cedar Green Associates (owns and manages real estate)
707 Skokie Boulevard, Suite 410
Northbrook, Illinois  60062

PETER S. VOSS*                                  1995            President and Chief Executive Officer, CDC IXIS Asset
Trustee, 54                                                     Management North America, L.P., formerly known as Nvest
c/o CDC IXIS Asset Management                                   Companies, L.P. and its predecessor firms
North America, L.P.
399 Boylston Street
Boston, Massachusetts  02116

GARY N. WILNER, M.D.                            1993            Senior Attending Physician, Evanston Hospital, and
Trustee, 61                                                     Medical Director - CardioPulmonary Wellness Program,
c/o Evanston Hospital                                           Evanston Hospital Corporation
2650 Ridge Avenue
Evanston, Illinois  60201

ROBERT LEVY                                     2001            President and Chief Executive Officer, HAI, since 1997;
President, 51                                                   Chief Executive Officer, HASLP, since 1995; President,
                                                                Chairman, Chief Executive Officer and Chief Investment
                                                                Officer, HALP; Portfolio Manager, HALP, prior thereto

JAMES P. BENSON                                 2000            Portfolio Manager and Analyst, HALP, since 1997;
Vice President and Portfolio                                    Executive Vice President and Director of Equity Research,
Manager (The Oakmark Small                                      Ryan Beck & Co. (broker/dealer and investment banking),
Cap Fund), 44                                                   prior thereto

HENRY R. BERGHOEF                               2000            Associate Director of Research, Portfolio Manager
Vice President and Portfolio Manager                            and Analyst, HALP
(The Oakmark Select Fund), 52

KEVIN G. GRANT                                  2000            Portfolio Manager and Analyst, HALP
Vice President and Portfolio Manager
(The Oakmark Fund), 37

DAVID G. HERRO                                  1992            Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark
International Fund and The
Oakmark International Small Cap
Fund), 40

  NAME, ADDRESS,+ POSITION(S)           DATE FIRST ELECTED OR            PRINCIPAL OCCUPATION(S), INCLUDING OTHER
    WITH TRUST AND AGE AT                    APPOINTED TO                          DIRECTORSHIPS HELD,
     SEPTEMBER 30, 2001                     CURRENT OFFICE                       DURING PAST FIVE YEARS#
     ------------------                     --------------                       -----------------------

GREGORY L. JACKSON                              2000            Portfolio Manager and Analyst, HALP since July 1998;
Vice President and Portfolio                                    Portfolio Manager and Analyst, Yacktman Asset
Manager (The Oakmark Global                                     Management, Inc. prior thereto
Fund), 35

JOHN J. KANE                                    1999            Manager - Fund Accounting, HALP
Assistant Treasurer, 30

CLYDE S. MCGREGOR                               1995            Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Small
Cap Fund and The Oakmark
Equity and Income Fund), 48

ANITA M. NAGLER                                 2001            Managing Director of Alternative & International
Vice President, 45                                              Investing Group, HAI since 2001; prior thereto, Vice
                                                                President, HAI, General Counsel, HALP, and Secretary
                                                                of the Trust; Chief Operating Officer, HAI and
                                                                Chief Operating Officer and General Counsel, HASLP
                                                                2000 - 2001 and Chief Legal Officer, HASLP 1995 - 2000


WILLIAM C. NYGREN                               1996            Portfolio Manager and Analyst, HALP; former Director
Vice President and Portfolio                                    of Research, HALP
Manager (The Oakmark Fund and
The Oakmark Select Fund), 42

JOHN R. RAITT                                   2002            Chief Operating Officer, HALP since 2001; Director of
Vice President, 47                                              Research since 1998 and Associate Director of Research, HALP prior thereto; Analyst, HALP

JANET L. REALI                                  2001            Vice President, General Counsel and Secretary, HALP since 2001;
Vice President and                                              Senior Executive Vice President, General Counsel and Secretary,
Secretary, 50                                                   Everen Capital Corp. and Everen Securities, Inc. 1995-1999
                                                                (broker/dealer)

ANN W. REGAN                                    1996            Director of Mutual Fund Operations, HALP
Vice President-Shareholder
Operations and Assistant
Secretary, 53

KRISTI L. ROWSELL                               1997            Chief Financial Officer and Treasurer, HAI and Chief Financial
Treasurer, 35                                                   Officer, HASLP since 1999; Assistant Treasurer, HALP prior thereto

EDWARD A. STUDZINSKI                            2000            Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Equity
and Income Fund), 52

MICHAEL J. WELSH                                1997            Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (The Oakmark Global
Fund, The Oakmark International
Fund and The Oakmark
International Small Cap Fund), 38

---------------------------------

+ Unless otherwise noted, the business address of each officer and trustee listed in the table is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790.

# As used in this table, "HALP," "HAI" and "HASLP" refer to the Adviser, the general partner of the Adviser, and the Fund's distributor, respectively.

* Mr. Voss is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Adviser's parent company.

** Mr. Morgenstern ceased to be an "interested person" of the Trust as of January 1, 2001. Mr. Morgenstern, while an "interested person" of the Trust, owned shares in the parent of HALP. As of November 2000, he ceased to have an interest in those shares.

     There are several committees of the board of trustees including an executive committee, audit committee, governance committee and management contracts committee. In addition, there are a domestic pricing committee and foreign pricing committee comprised of officers. The following table identifies the members of these committees, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2001.

                                                NUMBER OF MEETINGS
                     MEMBERS OF                 DURING FISCAL YEAR ENDED
COMMITTEE            COMMITTEE                  SEPTEMBER 30, 2001          PRINCIPAL FUNCTIONS OF COMMITTEE
---------            ---------                  ------------------          --------------------------------
EXECUTIVE            Victor A. Morgenstern*              10**               The executive committee generally has the
COMMITTEE            Peter S. Voss                                          authority to exercise the powers of the board
                     Gary N. Wilner, M.D.                                   during intervals between meetings.

AUDIT                Michael J. Friduss                   4                 The principal responsibilities of the audit
COMMITTEE            Christine M. Maki*                                     committee include the following:
                     Allan J. Reich                                         -   to oversee the accounting and financial
                     Thomas H. Hayden                                           reporting policies and practices of the Trust,
                                                                                its internal controls and, as appropriate, the
                                                                                internal controls of certain service
                                                                                providers;
                                                                            -   to oversee the quality and objectivity of the
                                                                                financial statements of the Funds and the
                                                                                independent audits thereof;
                                                                            -   to act as liaison between the independent
                                                                                auditors of the Funds and the full board of
                                                                                trustees; and
                                                                            -   to oversee the portfolio transaction policies
                                                                                and practices of the Funds.

GOVERNANCE           Christine M. Maki                     3                The governance committee makes
COMMITTEE            Victor A. Morgenstern                                  recommendations to the board regarding board
                     Allan J. Reich                                         committees and committee assignments, the
                     Burton W. Ruder*                                       composition of the board, candidates for
                     Gary N. Wilner, M.D.                                   election as non-interested trustees and
                                                                            compensation of non-interested trustees, and
                                                                            oversees the process for evaluating the
                                                                            functioning of the board.

MANAGEMENT           Michael J. Friduss*                   3                The committee on management contracts is
CONTRACTS            Thomas H. Hayden                                       responsible for reviewing in the first instance,
COMMITTEE            Victor A. Morgenstern                                  and making recommendations to the board
                     Marv R. Rotter                                         regarding, investment advisory agreements and
                     Burton W. Ruder                                        any other agreements relating to the
                                                                            management or administration of any Fund of
                                                                            the Trust.

                                                NUMBER OF MEETINGS
                     MEMBERS OF                 DURING FISCAL YEAR ENDED
COMMITTEE            COMMITTEE                  SEPTEMBER 30, 2001          PRINCIPAL FUNCTIONS OF COMMITTEE
---------            ---------                  ------------------          --------------------------------
DOMESTIC             Robert M. Levy                        2**              The domestic pricing committee is responsible
PRICING              Janet L. Reali                                         for determining, in accordance with the
COMMITTEE            Kristi L. Rowsell                                      valuation procedures of the Trust, a fair value
                     John J. Kane, alternate                                for (i) any security principally traded on a
                                                                            United States' exchange or in the Nasdaq
                                                                            National Market; (ii) any security of an issuer
                                                                            organized and existing under the laws of the
                                                                            United States; (iii) any security representing
                                                                            underlying shares of an issuer that is
                                                                            principally located or domiciled within the
                                                                            United States; and (iv) any other asset of the
                                                                            Trust located within the United States;
                                                                            provided, however, that the committee shall
                                                                            determine a fair value for any American
                                                                            Depositary Receipt ("ADR"), European Depositary
                                                                            Receipt ("EDR"), Global Depositary Receipt
                                                                            ("GDR"), or other security representing
                                                                            underlying shares of a foreign issuer only if
                                                                            the Domestic Stock Selection Group includes
                                                                            such security on its recommended list.


FOREIGN             Anita M. Nagler                        1**              The foreign pricing committee is responsible
PRICING             Janet L. Reali                                          for determining, in accordance with the
COMMITTEE           Kristi L. Rowsell                                       valuation procedures of the Trust, a fair value
                    John J. Kane, alternate                                 for (i) any security principally traded on a
                                                                            foreign exchange; (ii) any security of an
                                                                            issuer organized and existing under the laws of
                                                                            any jurisdiction outside the United States;
                                                                            (iii) any security representing underlying
                                                                            shares of an issuer that is principally located
                                                                            or domiciled outside the United States; and
                                                                            (iv) any other asset of the Trust located
                                                                            outside the United States; provided, however,
                                                                            that the committee shall determine a fair value
                                                                            for any ADR, EDR, GDR, or other security
                                                                            representing underlying shares of a foreign
                                                                            issuer only if the International Investment
                                                                            Group includes such security on its recommended
                                                                            list.

--------------------

*  Chairperson of the committee.

** The number shown represents the number of times the committee took action by unanimous written consent of the committee members. None of the executive committee, domestic pricing committee and the foreign pricing committee otherwise called a meeting of its members during the fiscal year ended September 30, 2001. Prior to April 18, 2001, the Trust had a single pricing committee that was responsible for determining, in accordance with the valuation procedures of the Trust, a fair value for any security or other asset of the Trust.

     The following table shows the compensation paid by the Trust for the year ended September 30, 2001 to each trustee who was not an "interested person" of the Trust:

                                                             AGGREGATE
                                                           COMPENSATION
                NAME OF TRUSTEE                           FROM THE TRUST*
-------------------------------------------------------------------------------------
                Victor A. Morgenstern                        62,500
                Michael J. Friduss                           80,000**
                Thomas H. Hayden                             76,000**
                Christine M. Maki                            74,000**
                Allan J. Reich                               72,000
                Marv R. Rotter                               68,000**
                Burton W. Ruder                              74,000**
                Gary N. Wilner, M.D.                         69,000**

*  The Trust is not part of a fund complex.

** Includes compensation pursuant to a deferred compensation plan. Total deferred amounts payable from the Trust through the year ended September 30, 2001 are $175,681 for Mr. Friduss, $131,654 for Mr. Hayden, $107,833
   for Ms. Maki, $163,728 for Mr. Rotter, $162,985 for Mr. Ruder and $167,704 for Dr. Wilner.

Other trustees who are "interested persons" of the Trust, as well as the officers of the Trust, are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

     The Trust has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee for two or more years. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Oakmark Funds or the Goldman Sachs Institutional Liquid Assets Government Portfolio as designated by the trustee. At the time for commencing distributions from a trustee's deferral account, which is no later than when the trustee ceases to be a member of the board of trustees, the trustee may elect to receive distributions in a lump sum or over a period of five years. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

     The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the trustees of the Trust in any of the Funds of the Trust. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on January 17, 2002.

                                                         EQUITY AND                                  INTERNATIONAL
                    OAKMARK       SELECT      SMALL        INCOME         GLOBAL      INTERNATIONAL   SMALL CAP
TRUSTEE              FUND          FUND      CAP FUND       FUND           FUND           FUND          FUND
-------            --------       ------     --------    -----------      ------      -------------  -------------
VICTOR A.           over           over        over         $1 -           over          over         over
MORGENSTERN         $100,000       $100,000    $100,000     $10,000        $100,000      $100,000     $100,000

MICHAEL J.          over           over        $10,001 -    $10,001 -      none          $10,001 -    $10,001 -
FRIDUSS             $100,000       $100,000    $50,000      $50,000                      $50,000      $50,000

THOMAS H.           $1 -           $50,001 -   none         $10,001 -      $10,001 -     none         none
HAYDEN              $10,000        $100,000                 $50,000        $50,000

CHRISTINE M.        $10,001 -      $50,001 -   $10,001 -    $10,001 -      $1 -          $10,001 -    $10,001 -
MAKI                $50,000        $100,000    $50,000      $50,000        $10,000       $50,000      $50,000

ALLAN J. REICH      over           over        $1 -         $10,001 -      $50,001 -     $10,001 -    $1 -
                    $100,000       $100,000    $10,000      $50,000        $100,000      $50,000      $10,000

MARVIN R.           none           over        none         none           none          none         none
ROTTER                             $100,000

BURTON W.           none           none        none         none           over          over         over
RUDER                                                                      $100,000      $100,000     $100,000

PETER S. VOSS       over           over        none         none           none          over         $50,001 -
                    $100,000       $100,000                                              $100,000     $100,000

GARY N. WILNER,     over           over        $50,001 -    $1 -           $1 -          $50,001 -    $10,001 -
M.D.                $100,000       $100,000    $100,000     $10,000        $10,000       $100,000     $50,000

At December 31, 2001 the trustees and officers as a group owned beneficially less than 1% of the outstanding Class II shares of each Fund and Class I shares of Oakmark Fund, Select Fund, Equity and Income Fund and International Fund and the following percentages of the outstanding Class I shares of each of the other
Funds: Small Cap, 1.2%; Global, 12.7%; and International Small Cap, 6.2%.

                             PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 2001 were:

                                                                                         PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS                            FUND AND CLASS                        SHARES HELD
              ----------------                            --------------                        -----------
Banc of America Securities LLC (1)
600 Montgomery Street                         Global, Class I                                      6.99%
San Francisco, CA 94111-2702

Charles Schwab & Co. Inc. (1)                 Oakmark, Class I                                      28.36%
101 Montgomery Street                         Select, Class I                                       32.91%
San Francisco, CA  94104-4122                 Small Cap, Class I                                    27.12%
                                              Equity and Income, Class I                            45.82%
                                              International, Class I                                39.86%
                                              International Small Cap, Class I                      43.98%
                                              Global, Class I                                       20.43%

                                                                                         PERCENTAGE OF OUTSTANDING
              NAME AND ADDRESS                            FUND AND CLASS                        SHARES HELD
              ----------------                            --------------                        -----------
National Financial Services Corp. (1)         Oakmark, Class I                                      20.39%
P.O. Box 3908                                 Select, Class I                                       20.25%
Church Street Station                         Small Cap, Class I                                    15.93%
New York, NY  10008-3908                      Equity and Income, Class I                            22.47%
                                              International, Class I                                 8.26%
                                              International Small Cap, Class I                      15.35%


National Financial Services Corp. (1)         Oakmark, Class II                                     37.91%
200 Liberty Street                            Select, Class II                                      22.02%
One World Financial Center
New York, NY 10281-1003


Merrill Lynch Pierce Fenner & Smith Inc. (1)  Oakmark, Class II                                     55.65%
4800 Deer Lake Drive E., 3rd Floor            Select, Class II                                      46.23%
Jacksonville, FL  32246-6484                  Equity and Income, Class II                           32.45%
                                              International, Class II                               96.14%
                                              International Small Cap, Class II                    100.00%
                                              Global, Class II                                     100.00%


Reliance Trust Co. (1)                        Select, Class II                                      15.48%
FBO MetLife Defined Contribution Group        Equity and Income, Class II                           20.48%
3384 Peachtree Road NE, 9th Floor
Atlanta, GA  30326-1181

First Trust Corp. (1)                         Oakmark, Class II                                      6.43%
P.O. Box 173301
Denver, CO 80217-3301

MetLife Trust Company (1)                     Select, Class II                                       6.31%
MetLife Standard Products                     Equity and Income, Class II                           43.44%
1 Crossroads Dr.
Jersey City, NJ 07302

David G. Herro (2)                            Global, Class I                                        6.99%
Two North LaSalle Street,
Suite 500
Chicago, IL 60602

-----------------
(1)     Shares are held for accounts of customers.
(2)     Shares are owned beneficially.

                         PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Investing with The Oakmark Family of Funds," "How to Buy Class I Shares," "How to Sell Class I Shares" and "Shareholder Services."

NET ASSET VALUE

     The net asset value per Class I Share or per Class II Share of each Fund is determined by the Trust's custodian. The net asset value of Class I Shares of a Fund is determined by dividing the value of the assets attributable to Class I Shares of the Fund, less liabilities attributable to that class, by the number of Class I Shares outstanding. Similarly, the net asset value of Class II Shares of a Fund is determined by dividing the value of the assets attributable to Class II Shares of the Fund, less liabilities attributable to that class, by the number of Class II Shares outstanding. Securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported on the NASDAQ National Market System, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by or under the direction of the board of trustees.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund, International Small Cap Fund or Global Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

SHARES PURCHASED THROUGH INTERMEDIARIES

     Class I Shares of any of the Funds may be purchased through certain financial service companies, who are agents of the Funds for the limited purpose of completing purchases and sales. For services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. Each Fund may pay a portion of those fees, not to exceed the estimated fees that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

     To buy and sell Class II Shares, you must do so through an intermediary, such as a broker-dealer, bank, retirement plan service provider or retirement plan sponsor ("Intermediary"). The Intermediary accepts purchase and sale orders for Class II Shares as an authorized agent of the Trust pursuant to a written agreement. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the net asset value next determined after that business day.

     Purchases through Intermediaries that are authorized agents of the Trust are made at the net asset value next determined after receipt and acceptance of the orders by such Intermediaries. A purchase through an Intermediary that is not an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after receipt and acceptance of your order by the Trust's transfer agent. The Trust reserves the right to waive minimum balance requirements for purchases made through Intermediaries.

REDEMPTION IN KIND

     Each Fund elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

REDEMPTION OF SMALL ACCOUNTS

     Due to the relatively high cost of maintaining small accounts, each Fund reserves the right to redeem at net asset value the shares of any shareholder whose account in the Fund has a value as a result of redemptions of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

90-DAY REDEMPTION FEE - CLASS I SHARES

     Each Fund except Oakmark Fund and Equity and Income Fund imposes a short-term trading fee on redemptions of Class I Shares held less than 90 days to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds. The "first-in, first-out" (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

     No Fund imposes a redemption fee on a redemption of:
     1. shares acquired by reinvestment of dividends or distributions of a Fund; or
     2. shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

MONEY MARKET EXCHANGE FUND

     The Adviser acts as a Service Organization for the Institutional Liquid Assets Service Units ("Units") of the Government Portfolio of Goldman Sachs Trust, which Units may be purchased directly or by exchanging shares of a Fund. For its services, the Adviser receives fees at a rate of .50% of the average annual net assets of the portfolio, pursuant to a 12b-1 plan adopted by the Goldman Sachs Trust.


                           ADDITIONAL TAX INFORMATION

GENERAL

     Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

INTERNATIONAL FUND AND INTERNATIONAL SMALL CAP FUND

     Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by any of these Funds will be increased; if the result is a loss, the income dividend paid by any of these Funds will be decreased.

     Income received by a Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     International Fund, International Small Cap Fund and Global Fund intend to meet the requirements of the Code to "pass through" to their shareholders foreign income taxes paid, but there can be no assurance that they will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                                   DISTRIBUTOR

     Shares of the Funds are offered for sale by Harris Associates Securities L.P. without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. HASLP is an affiliate of the Adviser. All distribution expenses relating to the Funds are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement was for an initial term that expired January 1, 2002 and continues in effect from year to year thereafter provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers the Funds' shares only on a best efforts basis. HASLP is located at Two North LaSalle Street, Chicago, Illinois 60602-3790.


                             PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through HASLP, a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to HASLP is consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

                                          YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      SEPTEMBER 30, 2001      SEPTEMBER 30, 2000      SEPTEMBER 30, 1999
                                      ------------------      ------------------      ------------------
Oakmark Fund
    Aggregate commissions                  6,311,185           $7,645,100               $5,015,100
    Commissions paid to affiliates         2,164,964            2,765,022                1,944,758
    Percentage of aggregate
    commissions paid to affiliates*            34.3%               36.2%                    38.8%

Select Fund
    Aggregate commissions                  4,332,185            4,102,031                2,890,228
    Commissions paid to affiliates         1,346,463            1,112,365                  725,722
    Percentage of aggregate
    commissions paid to affiliates*            31.1%               27.1%                    25.1%

                                          YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      SEPTEMBER 30, 2001      SEPTEMBER 30, 2000      SEPTEMBER 30, 1999
                                      ------------------      ------------------      ------------------
Small Cap Fund
    Aggregate commissions                    461,236              646,845                1,681,150
    Commissions paid to affiliates           173,928              233,479                  213,191
    Percentage of aggregate
    commissions paid to affiliates*           37.7%                36.1%                    12.7%

Equity and Income Fund
    Aggregate commission                     988,715              173,265                  100,156
    Commissions paid to affiliates           447,443              100,258                   56,545
    Percentage of aggregate
    commissions paid to affiliates*           45.3%                57.9%                    56.5%

Global Fund
    Aggregate commissions                    228,526              211,245                   89,492
    Commissions paid to affiliates            52,458               87,377                   29,127
    Percentage of aggregate
    commissions paid to affiliates*           23.0%                41.4%                    32.6%

International Fund
    Aggregate commissions                  2,608,018            2,853,134                2,994,368
    Commissions paid to affiliates                --                   --                       --
    Percentage of aggregate
    commissions paid to affiliates*               --                   --                       --

International Small Cap Fund
    Aggregate commissions                    408,886              404,559                1,153,858
    Commissions paid to affiliates                --                   --                       --
    Percentage of aggregate
    commissions paid to affiliates*               --                   --                       --

    --------------------------

* The percent of the dollar amount of each Fund's aggregate transactions involving the Fund's payment of brokerage commissions that were executed through affiliates for each of the periods is shown below.

                                      YEAR ENDED              YEAR ENDED            ELEVEN MONTHS ENDED
     FUND                         SEPTEMBER 30, 2001      SEPTEMBER 30, 2000        SEPTEMBER 30, 1999
     ----                         ------------------      ------------------        ------------------
     Oakmark                              40.7%                  67.4%                     44.1%
     Select                               33.6                   56.3                      31.0
     Small Cap                            25.0                   36.9                      19.1
     Equity and Income                    26.7                   51.4                      69.6
     Global                               24.3                   56.3                      43.2
     International                          -                      -                         -
     International Small Cap                -                      -                         -

     Of the aggregate brokerage transactions during the year ended September 30, 2001, the Funds paid the following commissions on transactions directed to brokers because of research services they provided: Oakmark, $1,365,147; Select, $985,817; Small Cap, $53,313; Equity and Income, $159,835; Global, $71,465; International, $1,120,711; and International Small Cap, $210,550; and the aggregate dollar amounts involved in those transactions for the respective Funds were $625,221,270, $552,992,458, $15,691,113, $73,523,663,
$24,170,131, $421,885,781 and $76,687,591, respectively.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although the Adviser makes investment decisions for the Funds independently from those for other investment advisory clients of the Adviser, it may occur that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and another client purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each over time.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."


                              DECLARATION OF TRUST

     The Declaration of Trust disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to any one series of sustaining a loss on account of liabilities incurred by another series is remote.


                          CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the Trust and, as such, performs certain services for the Funds as directed by authorized persons of the Trust. For example, as custodian, IBT is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Funds. IBT also performs certain portfolio accounting and administrative services for the Funds, such as monitoring each Fund's compliance with its investment guidelines, testing each Fund's compliance with Subchapter M of the Internal Revenue Code, calculating each Fund's periodic dividend rates and total returns, perparing certain tax forms, preparing financial information for the presentantion to the Adviser, the Trust's board of trustees and each Fund's shareholders and for filing with the Securities and Exchange Commission, and calculating each Fund's excise tax distributions. Each Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     CDC IXIS Asset Management Services, Inc. ("CIS"), an affiliate of the Adviser, 399 Boylston Street, 5th Floor, Boston, Massachusetts 02116, performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholders reports, prepares and mails distribution payments, maintains records of Fund transactions and provides blue sky reporting services. The Trust pays CIS for its services based on the number of open shareholder accounts.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                           APPENDIX A -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

RATINGS BY MOODY'S:

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By S&P:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                       APPENDIX B -- FINANCIAL STATEMENTS

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001

                                                                 SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4%
------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--4.9%
      H.J. Heinz Company                                          1,610,000        $ 67,861,500
      Kraft Foods Inc. (a)                                        1,445,000          49,664,650
      Sara Lee Corporation                                        1,692,400          36,048,120
                                                                                   ------------
                                                                                    153,574,270
RETAIL--12.1%
      The Kroger Co. (a)                                          3,450,000        $ 85,008,000
      J.C. Penney Company, Inc.                                   3,080,700          67,467,330
      Tricon Global Restaurants, Inc. (a)                         1,450,000          56,869,000
      Toys `R' Us, Inc. (a)                                       3,125,000          53,843,750
      CVS Corporation                                             1,605,000          53,286,000
      Safeway Inc. (a)                                              927,000          36,820,440
      The Gap, Inc.                                               1,987,400          23,749,430
                                                                                   ------------
                                                                                    377,043,950
HOUSEHOLD PRODUCTS--4.1%
      Newell Rubbermaid Inc.                                      2,700,000        $ 61,317,000
      The Clorox Company                                          1,440,200          53,287,400
      Energizer Holdings, Inc. (a)                                  670,200          11,138,724
                                                                                   ------------
                                                                                    125,743,124
HOUSEHOLD APPLIANCES--0.9%
      Maytag Corporation                                          1,126,500        $ 27,756,960

OFFICE EQUIPMENT--1.8%
      Xerox Corporation                                           7,113,500        $ 55,129,625

HARDWARE--1.7%
      The Black & Decker Corporation                              1,722,200        $ 53,732,640

OTHER CONSUMER GOODS & SERVICES--8.9%
      H&R Block, Inc.                                             2,530,600        $ 97,579,936
      Fortune Brands, Inc.                                        2,484,300          83,224,050
      Mattel, Inc.                                                4,152,800          65,032,848
      Cendant Corporation (a)                                     2,395,100          30,657,280
                                                                                   ------------
                                                                                    276,494,114
BANK & THRIFTS--5.6%
      Washington Mutual, Inc.                                     2,850,000       $ 109,668,000
      U.S. Bancorp                                                2,900,000          64,322,000
                                                                                   ------------
                                                                                    173,990,000
INSURANCE--1.5%
      MGIC Investment Corporation                                   700,000        $ 45,738,000

OTHER FINANCIAL--1.9%
      Fannie Mae                                                    615,000        $ 49,236,900
      American Express Company                                      300,000           8,718,000
                                                                                   ------------
                                                                                     57,954,900
HOTELS & MOTELS--1.3%
      Starwood Hotels & Resorts Worldwide, Inc.                   1,785,000        $ 39,270,000

MARKETING SERVICES--1.5%
      The Interpublic Group of Companies, Inc.                    2,200,000        $ 44,880,000

                                                                SHARES HELD        MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)
------------------------------------------------------------------------------------------------
INFORMATION SERVICES--0.7%
      Moody's Corporation                                           379,100        $ 14,026,700
      Equifax Inc.                                                  410,900           8,998,710
                                                                                   ------------
                                                                                     23,025,410
COMPUTER SERVICES--6.2%
      Electronic Data Systems Corporation                         1,216,500        $ 70,046,070
      First Data Corporation                                      1,090,000          63,503,400
      SunGard Data Systems Inc. (a)                               2,531,600          59,163,492
                                                                                   ------------
                                                                                    192,712,962
SEMICONDUCTORS--0.5%
      Teradyne, Inc. (a)                                            805,000         $15,697,500

TELECOMMUNICATIONS--5.5%
      AT&T Corp.                                                  4,325,000        $ 83,472,500
      Sprint Corporation                                          2,756,000          66,171,560
      Citizens Communications Company (a)                         2,288,400          21,510,960
                                                                                   ------------
                                                                                    171,155,020
TELECOMMUNICATIONS EQUIPMENT--2.7%
      Motorola, Inc.                                              3,525,000        $ 54,990,000
      General Motors Corporation, Class H
        (Hughes Electronics Corporation) (a)                      2,200,000          29,326,000
                                                                                   ------------
                                                                                     84,316,000
TV PROGRAMMING--2.1%
      Liberty Media Corporation, Class A (a)                      5,100,000        $ 64,770,000

PUBLISHING--3.2%
      Knight-Ridder, Inc.                                         1,066,000        $ 59,536,100
      Gannett Co., Inc.                                             684,500          41,145,295
                                                                                   ------------
                                                                                    100,681,395
PHARMACEUTICALS--1.5%
      Chiron Corporation (a)                                      1,079,000        $ 47,875,230

MEDICAL PRODUCTS--2.3%
      Guidant Corporation (a)                                     1,730,500        $ 66,624,250
      Apogent Technologies Inc. (a)                                 136,700           3,267,130
                                                                                   ------------
                                                                                     69,891,380
AUTOMOBILES--1.6%
    Ford Motor Company                                            2,875,000        $ 49,881,250

AEROSPACE & DEFENSE--3.1%
      Honeywell International Inc.                                1,550,000        $ 40,920,000
      Rockwell Collins                                            2,646,800          37,584,560
      Goodrich Corporation                                          970,000          18,895,600
                                                                                   ------------
                                                                                     97,400,160
WASTE DISPOSAL--0.9%
      Waste Management, Inc.                                      1,030,000        $ 27,542,200

MACHINERY & INDUSTRIAL PROCESSING--1.1%
      Eaton Corporation                                             552,900        $ 32,737,209

                                                                 SHARES HELD/
                                                                  PAR VALUE        MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)
------------------------------------------------------------------------------------------------
BUILDING MATERIALS & CONSTRUCTION--1.5%
      Masco Corporation                                           2,333,000      $   47,686,520

UTILITIES--2.0%
      TXU Corp.                                                   1,365,000      $   63,226,800

OIL & NATURAL GAS--5.0%
      Phillips Petroleum Company                                    992,700      $   53,546,238
      Burlington Resources Inc.                                   1,550,500          53,042,605
      Conoco Inc., Class A                                        1,950,000          49,588,500
                                                                                 --------------
                                                                                    156,177,343
DIVERSIFIED CONGLOMERATES--1.1%
      Textron, Inc.                                               1,000,000      $   33,610,000

RECREATION & ENTERTAINMENT--3.2%
      Brunswick Corporation                                       2,576,700      $   42,438,249
      Carnival Corporation                                        1,500,000          33,030,000
      Park Place Entertainment Corporation (a)                    3,391,300          24,858,229
                                                                                 --------------
                                                                                    100,326,478

      TOTAL COMMON STOCKS (COST: $2,652,596,710)                                  2,810,020,440

SHORT TERM INVESTMENTS--7.0%
U.S. GOVERNMENT BILLS--1.3%
      United States Treasury Bills, 3.35 - 3.69%
        due 11/15/2001 -1/31/2002                               $40,000,000      $   39,753,510

      TOTAL U.S. GOVERNMENT BILLS (COST: $39,683,693)                                39,753,510

COMMERCIAL PAPER--2.9%
      Citicorp, 3.51% due 10/1/2001                             $20,000,000      $   20,000,000
      American Express Credit Corporation, 2.90% due 10/5/2001   20,000,000          20,000,000
      General Electric Capital Corporation, 3.25% due 10/1/2001  50,000,000          50,000,000
                                                                                 --------------
      TOTAL COMMERCIAL PAPER (COST: $90,000,000)                                     90,000,000

REPURCHASE AGREEMENTS--2.8%
      State Street Repurchase Agreement, 3.05% due 10/1/2001,
        repurchase price $88,465,479, collateralized by
        U.S. Treasury Bonds                                     $88,443,000      $   88,443,000

      TOTAL REPURCHASE AGREEMENTS (COST: $88,443,000)                                88,443,000

      TOTAL SHORT TERM INVESTMENTS (COST: $218,126,694)                             218,196,510

      Total Investments (Cost $2,870,723,403)--97.4% (b)                         $3,028,216,950
      Other Assets In Excess Of Other Liabilities--2.6%                              81,011,553
                                                                                 --------------
      TOTAL NET ASSETS--100%                                                     $3,109,228,503
                                                                                 --------------
                                                                                 --------------

(a) Non-income producing security.
(b) At September 30, 2001, net unrealized appreciation of $157,493,547, for federal income tax purposes, consisted of gross unrealized appreciation of $364,570,741 and gross unrealized depreciation of $207,077,194.

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                                                     SHARES HELD         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3%

APPAREL--2.3%
    Liz Claiborne, Inc.                                                2,563,200         $ 96,632,640

RETAIL--16.9%
    Toys `R' Us, Inc. (a)(b)                                          12,223,500        $ 210,610,905
    The Kroger Co. (a)                                                 7,000,000          172,480,000
    Office Depot, Inc. (a)                                            12,546,000          170,625,600
    Tricon Global Restaurants, Inc. (a)                                4,015,400          157,483,988
                                                                                        -------------
                                                                                          711,200,493
HOUSEHOLD PRODUCTS--2.4%
    Energizer Holdings, Inc. (a)(b)                                    5,997,300         $ 99,675,126

OTHER CONSUMER GOODS & SERVICES--11.2%
    H&R Block, Inc.                                                    8,110,400        $ 312,737,024
    Mattel, Inc.                                                      10,073,000          157,743,180
                                                                                        -------------
                                                                                          470,480,204

BANK & THRIFTS--16.1%
    Washington Mutual, Inc.                                           17,519,700        $ 674,158,056

INFORMATION SERVICES--8.9%
    Moody's Corporation                                                4,143,600        $ 153,313,200
    The Dun & Bradstreet Corporation (a)(b)                            4,928,500          137,998,000
    Ceridian Corporation (a)                                           5,834,500           84,600,250
                                                                                        -------------
                                                                                          375,911,450

COMPUTER SERVICES--8.6%
    Electronic Data Systems Corporation                                3,250,900        $ 187,186,822
    First Data Corporation                                             2,965,200          172,752,552
                                                                                        -------------
                                                                                          359,939,374

COMPUTER SOFTWARE--2.8%
    The Reynolds and Reynolds Company, Class A (b)                     5,079,700        $ 118,357,010

TELECOMMUNICATIONS--8.8%
    AT&T Corp.                                                        10,268,000        $ 198,172,400
    Sprint Corporation                                                 7,209,000          173,088,090
                                                                                        -------------
                                                                                          371,260,490

PUBLISHING--3.5%
    Knight-Ridder, Inc.                                                2,606,500        $ 145,573,025

PHARMACEUTICALS--3.8%
    Chiron Corporation (a)                                             3,572,400        $ 158,507,388


                                                                    SHARES HELD/
                                                                       PAR VALUE         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3% (CONT.)

AUTOMOTIVE--1.9%
    Visteon Corporation                                                6,184,400         $ 78,851,100

OIL & NATURAL GAS--4.1%
    Burlington Resources Inc.                                          5,024,500        $ 171,888,145

    TOTAL COMMON STOCKS (COST: $3,081,214,225)                                          3,832,434,501

SHORT TERM INVESTMENTS--8.1%

U.S. GOVERNMENT BILLS--0.5%
    United States Treasury Bills, 3.35% due 1/24/2002                $20,000,000         $ 19,851,779

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,785,972)                                        19,851,779

COMMERCIAL PAPER--5.5%
    Citicorp, 2.35% - 3.51% due 10/1/2001 - 10/10/2001               $60,000,000         $ 60,000,000
    American Express Credit Corporation, 2.44%
      due 10/5/2001 - 10/15/2001                                      60,000,000           60,000,000
    Ford Motor Credit Corp., 2.45% - 3.00%
      due 10/2/2001 -10/12/2001                                       60,000,000           60,000,000
    General Electric Capital Corporation, 3.25%
      due 10/1/2001                                                   50,000,000           50,000,000
                                                                                       --------------
    TOTAL COMMERCIAL PAPER (COST: $230,000,000)                                           230,000,000

REPURCHASE AGREEMENTS--2.1%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $90,701,047 collateralized by
      U.S. Treasury Bonds                                            $90,678,000         $ 90,678,000

    TOTAL REPURCHASE AGREEMENTS (COST: $90,678,000)                                        90,678,000

    TOTAL SHORT TERM INVESTMENTS (COST: $340,463,972)                                     340,529,779
    Total Investments (Cost $3,421,678,197) -- 99.4% (c)                               $4,172,964,280
    Other Assets In Excess Of Other Liabilities -- 0.6%                                    23,776,551
                                                                                       --------------
    TOTAL NET ASSETS -- 100%                                                           $4,196,740,831
                                                                                       ==============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At September 30, 2001, net
    unrealized appreciation of $751,286,083, for federal income tax purposes, consisted of gross unrealized appreciation of $834,734,223 and gross unrealized depreciation of $83,448,140.

                                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8%
------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE--7.2%
    Ralcorp Holdings, Inc. (a)                                           579,000        $  11,267,340
    Del Monte Foods Company (a)                                        1,020,000            7,854,000
                                                                                        -------------
                                                                                           19,121,340
APPAREL--1.4%
    R.G. Barry Corporation (a)(d)                                        907,000         $  3,664,280


RETAIL--3.3%
    ShopKo Stores, Inc. (a)                                              936,000         $  7,759,440
    Ugly Duckling Corporation (a)                                        370,000            1,024,900
                                                                                        -------------
                                                                                            8,784,340


OFFICE EQUIPMENT--2.2%
    InFocus Corporation (a)                                              357,500         $  4,665,375
    MCSi, Inc. (a)                                                        75,000            1,208,250
                                                                                        -------------
                                                                                            5,873,625
OTHER CONSUMER GOODS & SERVICES--3.5%
    Department 56, Inc. (a)                                              600,000         $  3,810,000
    Central Parking Corporation                                          250,000            3,497,500
    American Greetings Corporation, Class A                              150,000            1,986,000
                                                                                        -------------
                                                                                            9,293,500
BANK & THRIFTS--10.1%
    BankAtlantic Bancorp, Inc., Class A                                1,023,700        $  10,339,370
    People's Bank of Bridgeport, Connecticut                             325,000            7,215,000
    Golden State Bancorp Inc.                                            190,000            5,776,000
    PennFed Financial Services, Inc.                                     150,000            3,372,000
                                                                                        -------------
                                                                                           26,702,370
INSURANCE--4.7%
    The PMI Group, Inc.                                                  200,000        $  12,478,000


OTHER FINANCIAL--2.3%
    NCO Group, Inc. (a)                                                  450,000         $  6,156,000


HOTELS & MOTELS--2.9%
    Prime Hospitality Corp. (a)                                          860,000         $  7,568,000


EDUCATIONAL SERVICES--4.2%
    ITT Educational Services, Inc. (a)                                   349,800        $  11,193,600


MARKETING SERVICES--0.2%
    Grey Global Group Inc.                                                 1,000            $ 553,000


DATA STORAGE--1.6%
    Imation Corp. (a)                                                    200,000         $  4,180,000



NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)
------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--2.7%
    CIBER, Inc. (a)                                                      960,000         $  6,048,000
    Interland, Inc. (a)                                                1,050,000            1,102,500
                                                                                        -------------
                                                                                            7,150,500
COMPUTER SOFTWARE--7.8%
    MSC.Software Corp. (a)                                               625,000        $  10,062,500
    Mentor Graphics Corporation (a)                                      520,000            7,165,600
    SilverStream Software, Inc. (a)                                      700,000            2,604,000
    Symantec Corporation (a)                                              20,000              693,400
                                                                                        -------------
                                                                                           20,525,500
COMPUTER SYSTEMS--0.5%
    Optimal Robotics Corp., Class A (a)                                   50,000         $  1,225,000


SECURITY SYSTEMS--3.8%
    Checkpoint Systems, Inc. (a)                                         910,000         $  9,946,300


PHARMACEUTICALS--2.1%
    Elan Corporation plc (a)(b)                                          115,000         $  5,571,750


MEDICAL RESEARCH--1.0%
    Covance Inc. (a)                                                     155,000         $  2,776,050


MEDICAL PRODUCTS--5.9%
    CONMED Corporation (a)                                               322,500         $  5,708,250
    Sybron Dental Specialties, Inc. (a)                                  250,000            4,650,000
    Hanger Orthopedic Group, Inc. (a)(d)                                 960,000            3,552,000
    ORATEC Interventions, Inc. (a)                                       250,000            1,730,000
                                                                                        -------------
                                                                                           15,640,250
AUTOMOTIVE--0.5%
    Standard Motor Products, Inc.                                        120,000         $  1,404,000


AUTOMOBILE RENTALS--1.2%
    Dollar Thrifty Automotive Group, Inc. (a)                            310,000         $  3,084,500


TRANSPORTATION SERVICES--3.2%
    Teekay Shipping Corporation (c)                                      250,000         $  7,795,000
    Frontline Limited (c)                                                 75,000              682,500
                                                                                        -------------
                                                                                            8,477,500
INSTRUMENTS--4.4%
    IDEXX Laboratories, Inc. (a)                                         400,000         $  9,348,000
    Measurement Specialties, Inc. (a)                                    225,000            2,225,250
                                                                                        -------------
                                                                                           11,573,250
MACHINERY & INDUSTRIAL PROCESSING--2.1%
    Columbus McKinnon Corporation                                        525,000         $  5,460,000


                                                                   SHARES HELD/
NAME                                                                PAR VALUE          MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)
------------------------------------------------------------------------------------------------------

CHEMICALS--2.1%
    H.B. Fuller Company                                                   70,000         $  3,206,000
    Georgia Gulf Corporation                                             150,000            2,410,500
                                                                                        -------------
                                                                                            5,616,500
OIL & NATURAL GAS--4.8%
    St. Mary Land & Exploration Company                                  300,000         $  4,779,000
    Cabot Oil & Gas Corporation, Class A                                 200,000            3,990,000
    Berry Petroleum Company, Class A                                     250,000            3,862,500
                                                                                        -------------
                                                                                           12,631,500
OTHER INDUSTRIAL GOODS & SERVICES--1.3%
    Intergrated Electrical Services, Inc. (a)                            360,000         $  1,980,000
    Gardner Denver Inc. (a)                                               65,000            1,443,000
                                                                                        -------------
                                                                                            3,423,000
REAL ESTATE--6.8%
    Catellus Development Corporation (a)                                 750,000        $  13,110,000
    Trammell Crow Company (a)                                            500,000            5,000,000
                                                                                        -------------
                                                                                           18,110,000

      TOTAL COMMON STOCKS (COST: $255,152,479)                                            248,183,655

SHORT TERM INVESTMENTS--3.6%

COMMERCIAL PAPER--1.9%
      General Electric Capital Corporation, 3.25% due 10/1/2001       $5,000,000         $  5,000,000

      TOTAL COMMERCIAL PAPER (COST: $5,000,000)                                             5,000,000

REPURCHASE AGREEMENTS--1.7%
      State Street Repurchase Agreement, 3.05% due 10/1/2001,
         repurchase price $4,565,160, collateralized by
         U.S. Treasury Bonds                                          $4,564,000         $  4,564,000

      TOTAL REPURCHASE AGREEMENTS (COST: $4,564,000)                                        4,564,000
      TOTAL SHORT TERM INVESTMENTS (COST: $9,564,000)                                       9,564,000
      Total Investments (Cost $264,716,479)--97.4% (e)                                   $257,747,655
      Other Assets In Excess Of Other Liabilities--2.6%                                     6,864,550
                                                                                        -------------
      TOTAL NET ASSETS--100%                                                             $264,612,205
                                                                                        =============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents foreign domiciled corporation.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2001, net unrealized depreciation of $6,968,824, for federal income tax purposes, consisted of gross unrealized appreciation of $43,469,101 and gross unrealized depreciation of $50,437,925.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                                               SHARES HELD     MARKET VALUE
EQUITY AND EQUIVALENTS--57.6%

FOOD & BEVERAGE--3.0%
    UST Inc.                                                       560,000    $  18,592,000

RETAIL--3.6%
    Office Depot, Inc. (a)                                         980,000    $  13,328,000
    J.C. Penney Company, Inc.                                      350,000        7,665,000
    The Gap, Inc.                                                  125,000        1,493,750
                                                                              -------------
                                                                                 22,486,750
HOUSEHOLD PRODUCTS--0.2%
    Energizer Holdings, Inc. (a)                                    80,000    $   1,329,600

BANK & THRIFTS--2.2%
    U.S. Bancorp                                                   610,703    $  13,545,393

INSURANCE--6.5%
    PartnerRe Ltd. (b)                                             440,600    $  20,752,260
    SAFECO Corporation                                             650,000       19,714,500
                                                                              -------------
                                                                                 40,466,760
OTHER FINANCIAL--2.7%
    GATX Corporation                                               500,000    $  16,820,000

HOTELS & MOTELS--0.7%
    Starwood Hotels & Resorts Worldwide, Inc.                      200,000    $   4,400,000

MARKETING SERVICES--0.3%
    The Interpublic Group of Companies, Inc.                       100,000    $   2,040,000

INFORMATION SERVICES--1.6%
    Ceridian Corporation (a)                                       705,000    $  10,222,500

COMPUTER SOFTWARE--5.4%
    Novell, Inc. (a)                                             3,500,000    $  12,810,000
    Synopsys, Inc. (a)                                             275,000       11,030,222
    The Reynolds and Reynolds Company, Class A                     414,000        9,646,200
                                                                              -------------
                                                                                 33,486,422
PRINTING--1.5%
    Valassis Communications, Inc. (a)                              289,400    $   9,234,754

PHARMACEUTICALS--4.9%
    Watson Pharmaceuticals, Inc. (a)                               336,000    $  18,382,560
    Chiron Corporation (a)                                         270,000       11,979,900
                                                                              -------------
                                                                                 30,362,460
MEDICAL PRODUCTS--3.4%
    Sybron Dental Specialties, Inc. (a)                            341,666    $   6,354,988
    Edwards Lifesciences Corporation (a)                           275,000        6,160,000
    Guidant Corporation (a)                                        125,000        4,812,500
    Apogent Technologies Inc. (a)                                  150,000        3,585,000
                                                                              -------------
                                                                                 20,912,488


                                                               SHARES HELD     MARKET VALUE
EQUITY AND EQUIVALENTS--57.6% (CONT.)

TRANSPORTATION SERVICES--0.2%
    Nordic American Tanker Shipping Limited (b)                     96,900    $   1,452,531

AEROSPACE & DEFENSE--1.9%
    Rockwell Collins                                               823,600    $  11,695,120

AGRICULTURAL EQUIPMENT--0.3%
    Alamo Group Inc.                                               141,900    $   1,827,672

INSTRUMENTS--0.7%
    Varian Inc. (a)                                                177,900    $   4,532,892

MACHINERY & INDUSTRIAL PROCESSING--3.9%
    Cooper Industries, Inc.                                        300,000    $  12,441,000
    Rockwell International Corporation                             811,000       11,905,480
                                                                              -------------
                                                                                 24,346,480
FORESTRY PRODUCTS--2.3%
    Georgia-Pacific Corporation (Timber Group)                     401,200    $  14,531,464

OIL & NATURAL GAS--8.4%
    XTO Energy, Inc.                                             1,328,000    $  18,525,600
    Conoco Inc.                                                    675,000       17,165,250
    St. Mary Land & Exploration Company                            780,000       12,425,400
    Berry Petroleum Company                                        148,100        2,288,145
    Cabot Oil & Gas Corporation                                     85,500        1,705,725
                                                                              -------------
                                                                                 52,110,120
REAL ESTATE--1.9%
    Catellus Development Corporation (a)                           695,900    $  12,164,332

DIVERSIFIED CONGLOMERATES--2.0%
    Textron, Inc.                                                  286,100    $   9,615,821
    Dover Corporation                                              100,000        3,011,000
                                                                              -------------
                                                                                 12,626,821

    TOTAL EQUITY AND EQUIVALENTS (COST: $362,269,593)                           359,186,559

FIXED INCOME --29.3%

PREFERRED STOCK--0.5%

BANK & THRIFTS--0.3%
    BBC Capital Trust I, Preferred, 9.50%                           48,000    $   1,183,200
    Pennfed Capital Trust, Preferred, 8.90%                         27,500          694,375
    Fidelity Capital Trust I, Preferred, 8.375%                     43,500          426,300
                                                                              -------------
                                                                                  2,303,875
TELECOMMUNICATIONS--0.1%
    MediaOne Finance Trust III, Preferred, 9.04%                    20,000    $     510,000


                                                               SHARES HELD/
                                                                PAR VALUE      MARKET VALUE
FIXED INCOME--29.3% (CONT.)

REAL ESTATE--0.1%
    Host Marriott Corporation, Preferred Class B, 10.00%            21,000    $     483,000
    Host Marriott Corporation, Preferred Class A, 10.00%             5,000          113,600
                                                                              -------------
                                                                                    596,600

    TOTAL PREFERRED STOCK (COST: $3,350,448)                                      3,410,475

CORPORATE BONDS--1.5%

RETAIL--0.4%
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes   $ 2,000,000    $   1,760,000
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                       650,000          520,000
                                                                              -------------
                                                                                  2,280,000

OFFICE EQUIPMENT--0.1%
    Xerox Capital Europe Plc, 5.75% due 5/15/2002              $   500,000    $     474,830

HOTELS & MOTELS--0.5%
    Park Place Entertainment, 7.00% due 7/15/2004, Senior
      Notes                                                    $ 2,700,000    $   2,679,658
    Park Place Entertainment, 7.375% due 6/1/2002, Senior
      Notes                                                        320,000          322,112
                                                                              -------------
                                                                                  3,001,770

TV PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture   $ 2,500,000    $   2,224,510

BUILDING MATERIALS & CONSTRUCTION--0.1%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                        $   750,000    $     690,000

UTILITIES--0.1%
    Midland Funding Corporation, 11.75% due 7/23/2005          $   500,000    $     559,375

    TOTAL CORPORATE BONDS (COST: $9,369,855)                                      9,230,485

GOVERNMENT AND AGENCY SECURITIES--27.3%

U.S. GOVERNMENT NOTES--26.4%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                        $42,576,720    $  43,800,801
    United States Treasury Notes, 10.75% due 8/15/2005          20,000,000       25,040,620
    United States Treasury Notes, 7.00% due 7/15/2006           20,000,000       22,655,460
    United States Treasury Notes, 6.625% due 5/15/2007          20,000,000       22,512,500
    United States Treasury Notes, 11.875% due 11/15/2003        15,000,000       17,728,710
    United States Treasury Notes, 7.875% due 11/15/2004         15,000,000       16,958,790
    United States Treasury Notes, 7.25% due 8/15/2004            5,000,000        5,541,600
    United States Treasury Notes, 5.25% due 5/15/2004            5,000,000        5,267,190
    United States Treasury Notes, 5.25% due 8/15/2003            5,000,000        5,220,655
                                                                              -------------
                                                                                164,726,326


                                                                PAR VALUE      MARKET VALUE
FIXED INCOME--29.3% (CONT.)

  U.S. GOVERNMENT AGENCIES--0.9%
    Federal Home Loan Bank, 6.75% due 5/1/2002                 $ 2,000,000    $   2,049,550
    Federal Home Loan Bank, 7.85% due 6/7/2004,
      Consolidated Bond                                          1,250,000        1,295,501
    Federal Home Loan Bank, 6.50% due 10/19/2001                 1,000,000        1,016,071
    Federal Home Loan Mortgage Corporation, 7.00%
      due 2/23/2016                                              1,000,000        1,004,236
                                                                              -------------
                                                                                  5,365,358

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $165,122,927)                 170,091,684

    TOTAL FIXED INCOME (COST: $177,843,230)                                     182,732,644

SHORT TERM INVESTMENTS--14.3%

GOVERNMENT AND AGENCY SECURITIES--3.2%

U.S. GOVERNMENT AGENCIES--3.2%
    Federal Home Loan Bank, 2.75% due 10/9/2001, Discount
      Note                                                     $20,000,000    $  19,987,778

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $19,987,778)                   19,987,778

COMMERCIAL PAPER--8.0%
    Citicorp, 3.20% due 10/2/2001                              $10,000,000    $  10,000,000
    American Express Credit Corporation, 3.35% due 10/1/2001    20,000,000       20,000,000
    General Electric Capital Corporation, 3.25% due 10/1/2001   20,000,000       20,000,000
                                                                              -------------
    TOTAL COMMERCIAL PAPER (COST: $50,000,000)                                   50,000,000

REPURCHASE AGREEMENTS--3.1%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $18,844,789, collateralized by
      U.S. Treasury Bonds.                                     $18,840,000    $  18,840,000

    TOTAL REPURCHASE AGREEMENTS (COST: $18,840,000)                              18,840,000

    TOTAL SHORT TERM INVESTMENTS (COST: $88,827,778)                             88,827,778

    Total Investments (Cost $628,940,601) - 101.2% (c)                        $ 630,746,981
    Other Liabilities In Excess Of Other Assets - (1.2)%                         (7,390,585)
                                                                              -------------
    TOTAL NET ASSETS--100%                                                    $ 623,356,396
                                                                              =============


(a) Non-income producing security.
(b) Represents foreign domiciled security.
(c) At September 30, 2001, net unrealized appreciation of $1,806,380, for federal income tax purposes, consisted of gross unrealized appreciation of $29,993,999 and gross unrealized depreciation of $28,187,619.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                              DESCRIPTION                                      SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9%

FOOD & BEVERAGE--7.4%
    Lotte Chilsung Beverage                   Soft Drinks, Juices, & Sport Drinks
      Co., Ltd. (Korea)                         Manufacturer                                         6,700     $   1,325,613
    Hite Brewery Co., Ltd.                    Brewer
       (Korea)                                                                                      35,500         1,265,913
    Diageo plc                                Beverages, Wines, & Spirits
       (Great Britain)                          Manufacturer                                        95,000           999,297
                                                                                                               --------------
                                                                                                                   3,590,823
RETAIL--6.1%
    Somerfield plc                            Food Retailer
      (Great Britain)                                                                            1,198,000     $   1,571,906
    ShopKo Stores, Inc.                       Specialty Discount Retailer
      (United States), (a)                                                                         166,600         1,381,114
                                                                                                               --------------
                                                                                                                   2,953,020
HOME FURNISHINGS--3.1%
    Hunter Douglas N.V.                       Window Coverings Manufacturer
      (Netherlands)                                                                                 68,000     $   1,485,201

OTHER CONSUMER GOODS & SERVICES--0.7%
    Royal Doulton plc                         Tableware & Giftware
      (Great Britain), (a)                                                                       1,069,700     $     345,976

OTHER FINANCIAL 2.4%
    Ichiyoshi Securities Co.,                 Stock Broker
      Ltd. (Japan)                                                                                 354,000     $   1,134,368

HOTELS & MOTELS--2.1%
    Jarvis Hotels plc                         Hotel Operator
      (Great Britain)                                                                              705,000     $   1,026,091

HUMAN RESOURCES--4.8%
    Michael Page                              Recruitment Consultancy Services
      International plc
      (Great Britain)                                                                            1,447,000     $   2,308,127

EDUCATIONAL SERVICES--9.0%
    ITT Educational Services,                 Postsecondary Degree Programs
      Inc. (United States), (a)                                                                     85,000     $   2,720,000
    Learning Tree                             Computer Related Education
      International, Inc.
       (United States), (a)                                                                         80,000         1,624,000
                                                                                                               --------------
                                                                                                                   4,344,000


                                              DESCRIPTION                                      SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9% (CONT.)

MARKETING SERVICES--2.8%
    The Interpublic Group                     Advertising & Marketing Services
      of Companies, Inc.
      (United States)                                                                               65,000     $   1,326,000

INFORMATION SERVICES--6.6%
    Ceridian Corporation                      Data Management Services
      (United States), (a)                                                                         115,000     $   1,667,500
    Equifax Inc.                              Consumer Credit Information
      (United States)                                                                               70,000         1,533,000
                                                                                                               --------------
                                                                                                                   3,200,500
COMPUTER SERVICES--4.9%
    Meitec Corporation                        Software Engineering Services
      (Japan)                                                                                       55,100     $   1,432,849
    First Data Corporation                    Electronic Commerce Services
       (United States)                                                                              16,000           932,160
                                                                                                               --------------
                                                                                                                   2,365,009
COMPUTER SOFTWARE--14.4%
    Novell, Inc.                              Network & Internet
      (United States), (a)                      Integration Software                               700,000     $   2,562,000
    Synopsys, Inc.                            Electonic Design Automation
      (United States), (a)                                                                          60,000         2,406,594
    The Reynolds and                          Information Management Systems
      Reynolds Company,
      Class A (United States)                                                                       85,000         1,980,500
                                                                                                               --------------
                                                                                                                   6,949,094
COMPUTER SYSTEMS--3.1%
Lectra (France), (a)                          Manufacturing Process Systems                        516,998     $   1,505,581

TELECOMMUNICATIONS--1.8%
    SK Telecom Co.,                           Mobile Telecommunications
      Ltd. (Korea)                                                                                   5,400     $     861,350

BROADCASTING & CABLE TV--4.1%
    Grupo Televisa S.A.                       Television Production &
      (Mexico), (a)(b)                          Broadcasting                                        69,100     $   1,983,170

PRINTING--4.3%
    Valassis Communications,                  Product Promotions Printer
      Inc. (United States), (a)                                                                     65,000     $   2,074,150


                                                                                               SHARES HELD/
                                              DESCRIPTION                                       PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9% (CONT.)

MEDICAL PRODUCTS--1.9%
    Edwards Lifesciences                      Respiratory Products
      Corporation
      (United States), (a)                                                                          40,000     $     896,000

AUTOMOBILES--3.5%
    Ducati Motor Holding                      Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                                                        1,375,500     $   1,689,894

CHEMICALS--2.4%
    Givaudan                                  Fragrance & Flavor
      (Switzerland), (a)                        Compound Manufacturer                                3,800     $   1,143,475

OTHER INDUSTRIAL GOODS & SERVICES--2.3%
    Enodis plc (Great Britain)                Food Processing Equipment                            695,000     $     796,968
    GFI Industries SA (France)                Industrial Fastener Manufacturer                      20,325           297,798
                                                                                                               --------------
                                                                                                                   1,094,766
DIVERSIFIED CONGLOMERATES--2.2%
    Pacific Dunlop Limited                    Diversified Manufacturer
      (Australia)                                                                                2,065,000     $     735,446
    Tae Young Corp. (Korea)                   Heavy Construction                                    16,900           335,667

                                                                                                                   1,071,113
                                                                                                               --------------
    TOTAL COMMON STOCKS (COST: $45,987,336)                                                                       43,347,708

SHORT TERM INVESTMENTS--9.6%

COMMERCIAL PAPER--6.2%
    American Express Credit Corporation, 3.35% due 10/1/2001                                    $1,500,000     $   1,500,000
    General Electric Capital Corporation, 3.25% due 10/1/2001                                    1,500,000         1,500,000
                                                                                                               --------------
    TOTAL COMMERCIAL PAPER (COST: $3,000,000)                                                                      3,000,000

REPURCHASE AGREEMENTS--3.4%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $1,638,416, collateralized by
      U.S.Treasury Bonds                                                                        $1,638,000     $   1,638,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,638,000)                                                                 1,638,000

    TOTAL SHORT TERM INVESTMENTS (COST: $4,638,000)                                                                4,638,000

    Total Investments (Cost $50,625,336)--99.5% (c)                                                               47,985,708


                                                                                             SHARES SUBJECT
                                              DESCRIPTION                                        TO CALL       MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.1%)

EQUITY OPTIONS--(0.1%)

EDUCATIONAL SERVICES--(0.1%)
    ITT Educational Services,                 Postsecondary Degree Programs
      Inc., January 45 Calls
      (United States)                                                                              (25,000)    $     (61,250)

MEDICAL PRODUCTS--0.0%
    Edwards Lifesciences                      Respiratory Products
      Corporation,
      November 30 Calls
      (United States)                                                                              (20,000)           (8,000)

    TOTAL EQUITY OPTIONS (PREMIUMS RECEIVED: $(141,020))                                                             (69,250)

    Total Call Options Written (Premiums Received: $(141,020))--(0.1)%                                               (69,250)

    Foreign Currencies (Proceeds $7)--(0.0)%                                                                   $           7
    Other Assets In Excess Of Other Liabilities--0.6% (d)                                                            287,546
                                                                                                               --------------
    TOTAL NET ASSETS--100%                                                                                     $  48,204,011
                                                                                                               ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At September 30, 2001, net unrealized depreciation of $2,567,858 for federal income tax purposes, consisted of gross unrealized appreciation of $4,014,151 and gross unrealized depreciation of $6,582,009.
(d) Includes transaction hedges.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


NAME                                          DESCRIPTION                            SHARES HELD    MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6%

FOOD & BEVERAGE--9.5%
    Diageo plc (Great Britain)                Beverages, Wines, & Spirits
                                                Manufacturer                           2,656,000      27,938,248
    Lotte Chilsung Beverage
      Co., Ltd. (Korea), (d)                  Soft Drinks, Juices, & Sport
                                                Drinks Manufacturer                       93,000      18,400,307
    Fomento Economico
      Mexicano, S.A. de C.V.
      (Mexico), (b)                           Soft Drink & Beer Manufacturer             549,400      15,641,418
    Quilmes Industrial S.A.
      (Argentina), (b)                        Brewer                                     455,500       5,238,250
    Lotte Confectionery Co.,
      Ltd. (Korea)                            Confection Manufacturer                     20,670       3,249,501
                                                                                                    -------------
                                                                                                      70,467,724
APPAREL--3.2%
    Fila Holding S.p.A.
      (Italy), (a)(b)(d)                      Athletic Footwear & Apparel              5,976,960    $ 23,967,610

RETAIL--5.7%
    Somerfield plc
      (Great Britain)                         Food Retailer                           20,257,000    $ 26,579,378
    Giordano International
      Limited (Hong Kong)                     Pacific Rim Clothing Retailer
                                                & Manufacturer                        32,491,000      14,788,518
    Swatch Group AG
      (Switzerland)                           Watch Manufacturer & Retailer               15,400       1,113,322
                                                                                                    -------------
                                                                                                      42,481,218
HOME FURNISHINGS--3.8%
    Hunter Douglas N.V.
      (Netherlands)                           Window Coverings Manufacturer            1,277,484    $ 27,901,777

OTHER CONSUMER GOODS & SERVICES--0.2%
    Shimano Inc. (Japan)                      Bicycle Components Manufacturer            140,100    $  1,764,031

BANK & THRIFTS--11.2%
    Banca Popolare di Verona
      (Italy)                                 Commercial Banking                       2,781,000    $ 24,194,911
    Banco Latinoamericano
      de Exportaciones, S.A.,
      Class E (Panama), (b)                   Latin American Trade Bank                  515,400      14,972,370
    Uniao de Bancos Brasileiros
      S.A. (Brazil), (c)                      Commercial Banking                         863,500      12,520,750


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

BANK & THRIFTS--11.2% (CONT.)
    BNP Paribas SA (France)                   Commercial Banking                         153,000    $ 12,503,538
    Kookmin Bank (Korea)                      Commercial Banking                         430,000       5,309,049
    United Overseas Bank
      Limited, Foreign
      Shares (Singapore)                      Commercial Banking                         888,968       4,829,571
    Svenska Handelsbanken
      AB (Sweden)                             Commercial Banking                         362,700       4,704,566
    Bank of Ireland (Ireland)                 Commercial Banking                         461,035       3,650,214
                                                                                                    -------------
                                                                                                      82,684,969
OTHER FINANCIAL--2.7%
    Daiwa Securities Group
      Inc. (Japan)                            Stock Broker                             2,870,000    $ 19,886,082

HOTELS & MOTELS--1.7%
    Mandarin Oriental
      International Limited
      (Singapore)                             Hotel Management                        33,050,400    $ 12,724,404

HUMAN RESOURCES--2.2%
    Michael Page International
      plc (Great Britain)                     Recruitment Consultancy
                                                Services                              10,271,000    $ 16,383,396

MARKETING SERVICES--2.8%
    Aegis Group plc
      (Great Britain)                         Media Services                           9,686,000    $ 10,929,098
    Cordiant Communications
      Group plc
      (Great Britain)                         Advertising and Media Services          10,740,070       9,473,704
                                                                                                    -------------
                                                                                                      20,402,802
COMPUTER SERVICES--2.8%
    Meitec Corporation
      (Japan)                                 Software Engineering Services              805,000    $ 20,933,645

TELECOMMUNICATIONS--2.1%
    SK Telecom Co., Ltd.
      (Korea)                                 Mobile Telecommunications                   39,620    $  6,319,755
    Telemig Celular
      Participacoes S.A.
      (Brazil)                                Mobile Telecommunications            2,293,200,000       3,689,024


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

TELECOMMUNICATIONS--2.1% (CONT.)
    Panafon Hellenic
      Telecom S.A. (Greece)                   Mobile Telecommunications                  795,000    $  3,154,414
    NTT DoCoMo, Inc. (Japan)                  Mobile Telecommunications                      158       2,133,881
                                                                                                    -------------
                                                                                                      15,297,074
BROADCASTING & CABLE TV--2.4%
    Tokyo Broadcasting
      System, Inc. (Japan)                    Television & Radio Broadcasting            559,000    $  9,823,882
    Grupo Televisa S.A.
      (Mexico), (a)(b)                        Television Production &
                                                Broadcasting                             283,500       8,136,450
                                                                                                    -------------
                                                                                                      17,960,332
PUBLISHING--7.5%
    Wolters Kluwer NV
      (Netherlands)                           Reference Material Publisher             1,024,000    $ 22,682,226
    Independent News &
      Media PLC (Ireland)                     Newspaper Publisher                     11,559,273      17,252,002
    John Fairfax Holdings
      Limited (Australia)                     Newspaper Publisher                      9,874,500      15,385,931
    N.V. Holdingmaatschappij
      De Telegraaf
      (Netherlands)                           Newspaper Publisher                         14,562         211,372
                                                                                                    -------------
                                                                                                      55,531,531
PHARMACEUTICALS--1.1%
    GlaxoSmithKline plc
      (Great Britain)                         Pharmaceuticals                            292,000    $  8,216,488

MEDICAL PRODUCTS--2.7%
    Gambro AB, Class A
      (Sweden)                                Manufacturer of Dialysis Procucts        3,478,000    $ 20,032,123

AUTOMOTIVE--4.2%
    Compagnie Generale des
      Establissements
      Michelin (France)                       Tire Manufacturer                          632,000    $ 16,650,635
    Autoliv, Inc (Sweden)                     Automotive Safety Systems
                                                Manufacturer                             955,000      14,578,514
                                                                                                    -------------
                                                                                                      31,229,149
AEROSPACE--2.2%
    Rolls-Royce plc
      (Great Britain)                         Aviation & Marine Power                  8,402,702    $ 16,151,844


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

AIRPORT MAINTENANCE--0.3%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico), (a)(b)                        Airport Operator                           242,000    $  2,274,800

INSTRUMENTS--1.7%
    Orbotech, Ltd. (Israel), (a)              Optical Inspection Systems                 685,700    $ 12,925,445

MACHINERY & INDUSTRIAL PROCESSING--3.8%
    Metso Corporation
      (Finland)                               Paper & Pulp Machinery                   3,458,100    $ 27,882,802

BUILDING MATERIALS & CONSTRUCTION--2.8%
    Kumkang Korea Chemical
      Co., Ltd. (Korea)                       Building Materials                         377,840    $ 20,601,552

CHEMICALS--7.0%
    Givaudan (Switzerland), (a)               Fragrance & Flavor Compound
                                                Manufacturer                              98,050    $ 29,504,665
    Akzo Nobel N.V.
      (Netherlands)                           Chemical Producer                          305,000      12,432,144
    Nufarm Limited
      (Australia), (d)                        Agricultural & Industrial Chemical
                                                Producer                               7,934,143       9,811,562
                                                                                                    -------------
                                                                                                      51,748,371
OTHER INDUSTRIAL GOODS & SERVICES--9.9%
    Enodis plc
      (Great Britain), (d)                    Food Processing Equipment               23,244,700    $ 26,655,081
    Kone Corporation,
      Class B (Finland)                       Elevators                                  350,980      23,316,876
    Chargeurs SA (France), (d)                Wool, Textile Production & Trading         350,067      20,866,885
    FKI plc (Great Britain)                   Industrial Manufacturing                 1,236,315       2,585,490
                                                                                                    -------------
                                                                                                      73,424,332
STEEL--0.9%
    SSAB Svenskt Stal AB,
      Series A (Sweden)                       Steel Producer                             934,520    $  6,695,335

DIVERSIFIED CONGLOMERATES--0.2%
    First Pacific Company Ltd.
      (Hong Kong)                             Diversified Operations                  10,436,000    $  1,257,752

    TOTAL COMMON STOCKS (COST: $863,251,267)                                                         700,826,588


NAME                                          DESCRIPTION                            PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.9%

COMMERCIAL PAPER--2.7%
    General Electric Capital Corporation, 3.25% due 10/1/2001                      $  20,000,000    $ 20,000,000

    TOTAL COMMERCIAL PAPER (COST: $20,000,000)                                                        20,000,000

REPURCHASE AGREEMENTS--2.2%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $15,935,049, collateralized by
      U.S. Treasury Bonds                                                          $  15,931,000    $ 15,931,000

    TOTAL REPURCHASE AGREEMENTS (COST: $15,931,000)                                                   15,931,000

    TOTAL SHORT TERM INVESTMENTS (COST: $35,931,000)                                                  35,931,000

    Total Investments (Cost $899,182,267) - 99.5% (e)                                               $736,757,588
    Foreign Currencies (Proceeds $3,051,361) - 0.4%                                                    3,037,758
    Other Assets In Excess Of Other Liabilities - 0.1% (f)                                               681,578
                                                                                                    -------------
    TOTAL NET ASSETS --100%                                                                         $740,476,924
                                                                                                    =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2001, net unrealized depreciation of $162,438,282, for federal income tax purposes, consisted of gross unrealized appreciation of $69,531,993 and gross unrealized depreciation of $231,970,275.
(f) Includes transaction hedges.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--12.2%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             93,400        $   3,330,598
    Baron De Ley, S.A.           Wines & Spirits Manufacturer
      (Spain), (a)                                                       167,985            3,210,369
    Campari Group (Italy), (a)   Soft Drinks, Wines, & Spirits
                                   Producer                               92,500            2,293,894
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                            219,000            2,162,260
    Alaska Milk Corporation      Milk Producer
      (Philippines), (c)                                              49,394,000            1,962,293
    Grupo Continental,           Soft Drink Manufacturer
      S.A. (Mexico)                                                    1,237,000            1,495,375
                                                                                        -------------
                                                                                           14,454,789

APPAREL--1.7%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     10,527,000        $   2,024,553

RETAIL--9.2%
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    307,000        $   2,173,182
    Signet Group plc             Jewelry Retailer
      (Great Britain)                                                  1,948,000            1,754,109
    House of Fraser Plc          Department Store
      (Great Britain)                                                  1,542,000            1,700,228
    Dairy Farm International     Supermarket Chain
      Holdings Limited
      (Singapore), (a)                                                 2,502,000            1,513,710
    Jusco Stores (Hong Kong)     Department Stores
      Co., Limited (Hong Kong)                                         5,486,000            1,202,777
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    356,400              885,495
    Dickson Concepts             Jewelry Wholesaler & Retailer
      (International) Limited
      (HongKong)                                                       3,587,000              717,446
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer          79,000              586,654
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             29,000              444,937
                                                                                        -------------
                                                                                           10,978,538

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

HOME FURNISHINGS--2.0%
    Industrie Natuzzi S.p.A.     Home Furniture Manufacturer
      (Italy), (b)                                                       216,500        $   2,370,675

OFFICE EQUIPMENT--2.4%
    Neopost SA (France), (a)     Mailroom Equipment Supplier             114,300        $   2,912,523

OTHER CONSUMER GOODS & SERVICES--2.2%
    Royal Doulton PLC            Tableware & Giftware
      (Great Britain), (a)(c)                                          4,387,000        $   1,418,900
    Ilshin Spinning Co., Ltd.    Fabric & Yarn Manufacturer
      (Korea)                                                             44,550            1,233,324
                                                                                        -------------
                                                                                            2,652,224

INSURANCE--2.9%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700        $   1,999,560
    Hannover                     Reinsurance Servies
      Rueckversicherungs-AG
      (Germany)                                                           27,800            1,487,604
                                                                                        -------------
                                                                                            3,487,164

OTHER FINANCIAL--3.9%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       902,000        $   2,890,395
    JCG Holdings Limited         Consumer Finance
      (Hong Kong)                                                      3,321,000            1,798,990
                                                                                        -------------
                                                                                            4,689,385

HOTELS & MOTELS--3.5%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,886,000        $   4,200,423

HUMAN RESOURCES--3.8%
    United Services Group        Temporary Staffing Services
      NV (Netherlands)                                                   169,000        $   2,422,325
    Creyf's NV (Belgium)         Temporary Staffing Services             146,500            2,053,163
                                                                                        -------------
                                                                                            4,475,488

MARKETING SERVICES--4.1%
    Asatsu-DK Inc. (Japan)       Advertising Services Provider           207,000        $   4,862,008

COMPUTER SOFTWARE--2.6%
    Enix Corporation (Japan)     Entertainment Software                  173,100        $   3,078,366

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

COMPUTER SYSTEMS--2.1%
    Lectra (France), (a)         Manufacturing Process Systems           858,412        $   2,499,833

BROADCASTING & CABLE TV--0.7%
    Ulster Television plc        Television Operator
      (Great Britain)                                                    185,500        $     586,332
    ABS-CBN Broadcasting         Television & Broadcasting Operator
      Corporation
      (Philippines)                                                      685,000              303,481
                                                                                        -------------
                                                                                              889,813

PUBLISHING--4.2%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand), (c)                                                  2,039,500        $   2,292,088
    Edipresse S.A.               Newspaper & Magazine Publisher
      (Switzerland)                                                        6,950            1,610,387
    VLT AB, Class B (Sweden)     Newspaper Publisher                     153,450            1,049,088
                                                                                        -------------
                                                                                            4,951,563

PRINTING--0.9%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      3,085,000        $   1,087,730

AUTOMOBILES--3.6%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              3,457,200        $   4,247,403

TRANSPORTATION SERVICES--3.0%
    Mainfreight Limited          Logistics Services
      (New Zealand), (c)                                               3,993,551        $   1,997,983
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                              1,066,000            1,562,457
                                                                                        -------------
                                                                                            3,560,440

AIRPORT MAINTENANCE--3.1%
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copnehagen
      Airports A/S)
      (Denmark)                                                           50,200        $   2,457,051

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   124,900            1,174,060
                                                                                        -------------
                                                                                            3,631,111

INSTRUMENTS--1.1%

    Halma plc (Great Britain)    Detection Systems Producer              521,000        $   1,072,327
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                           11,200              265,006
                                                                                        -------------
                                                                                            1,337,333

MACHINERY & INDUSTRIAL PROCESSING--3.0%
    Pfeiffer Vacuum              Vacuum Pump Manufacturer
      Technology AG
      (Germany)                                                           76,500        $   2,043,312
    ASM Pacific Technology       Semiconductor Machinery
      Limited (Hong Kong)                                              1,282,500            1,488,124
                                                                                        -------------
                                                                                            3,531,436

BUILDING MATERIALS & CONSTRUCTION--4.6%
    Fletcher Building Limited    Building Materials Manufacturer
      (New Zealand)                                                    3,224,000        $   3,409,541
    Grafton Group plc            Building Materials Distributor
      (Ireland)                                                          723,000            2,006,796
                                                                                        -------------
                                                                                            5,416,337

CHEMICALS--2.4%
    Taiyo Ink Mfg. Co., Ltd.     Manufacturer of Resist Inks
      (Japan)                                                            117,800        $   2,885,463

PRODUCTION EQUIPMENT--4.1%
    Interpump Group              Pump and Piston Manufacturer
      S.p.A. (Italy)                                                     737,500        $   2,563,838
    NSC Groupe (France)          Textile Equipment Manufacturer           17,466            1,438,491
    Krones AG (Germany)          Production Machinery Manufacturer        29,300              919,924
                                                                                        -------------
                                                                                            4,922,253

OTHER INDUSTRIAL GOODS & SERVICES--3.0%
    GFI Industries SA (France)   Industrial Fastener Manufacturer        166,000        $   2,432,199
    Coats plc (Great Britain)    Textile Manufacturer                  1,460,000            1,105,405
                                                                                        -------------
                                                                                            3,537,604

                                                                    SHARES HELD/
                                 DESCRIPTION                           PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

DIVERSIFIED CONGLOMERATES--7.2%
    Pacific Dunlop Limited       Diversified Manufacturer
      (Australia)                                                     11,014,626        $   3,922,838
    Haw Par Corporation          Healthcare & Leisure Products
      Limited (Singapore)                                                903,000            1,696,590
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  340,700              810,866
    Tae Young Corp. (Korea)      Heavy Construction                      106,600            2,117,285
                                                                                        -------------
                                                                                            8,547,579

    TOTAL COMMON STOCKS (COST: $130,902,511)                                              111,232,034

SHORT TERM INVESTMENTS--6.6%

COMMERCIAL PAPER--3.4%
    General Electric Capital Corporation, 3.25% due 10/1/2001         $4,000,000        $   4,000,000

    TOTAL COMMERCIAL PAPER (COST: $4,000,000)                                               4,000,000

REPURCHASE AGREEMENTS--3.2%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $3,836,975, collateralized by
      U.S. Treasury Bonds                                             $3,836,000        $   3,836,000

    TOTAL REPURCHASE AGREEMENTS (COST: $3,836,000)                                          3,836,000

    TOTAL SHORT TERM INVESTMENTS (COST: $7,836,000)                                         7,836,000

    Total Investments (Cost $138,738,511)--100.1% (d)                                   $ 119,068,034
    Foreign Currencies (Proceeds $7,841)--(0.0)%                                                7,749
    Other Liabilities In Excess Of Other Assets--(0.1)% (e)                                  (168,031)
                                                                                        -------------

    TOTAL NET ASSETS--100%                                                              $ 118,907,752
                                                                                        =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2001, net unrealized depreciation of $19,670,569 for federal income tax purposes, consisted of gross unrealized appreciation of $7,333,336 and gross unrealized depreciation of $27,003,905.
(e) Includes transaction hedges.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2001


                                                                                            THE OAKMARK             THE OAKMARK
                                                                 THE OAKMARK FUND           SELECT FUND            SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $ 3,028,216,950         $ 4,172,964,280         $   257,747,655
                                                               (cost: 2,870,723,403)   (cost: 3,421,678,197)     (cost: 264,716,479)
   Cash                                                                          45                     518                      83
   Foreign currency, at value                                                     0                       0                       0
                                                                           (cost: 0)               (cost: 0)               (cost: 0)
   Receivable for:
     Securities sold                                                     88,230,109              17,323,567               6,525,606
     Fund shares sold                                                    11,162,232              14,378,904               1,269,441
     Dividends and interest                                               4,921,945               2,533,189                  88,015
                                                                    ---------------         ---------------         ---------------
   Total receivables                                                    104,314,286              34,235,660               7,883,062
   Other Assets                                                             165,445                  38,625                  20,224
                                                                    ---------------         ---------------         ---------------
   Total assets                                                     $ 3,132,696,726         $ 4,207,239,083         $   265,651,024


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0         $             0         $             0
                                                              (premiums received: 0)  (premiums received: 0)  (premiums received: 0)
   Cash overdraft                                                                 0                       0                       0
   Payable for:
     Securities purchased                                                15,867,552               2,197,533                       0
     Fund shares redeemed                                                 3,939,245               3,552,515                 580,018
     Due to advisor                                                       2,735,792               3,322,104                 257,615
     Other                                                                  925,634               1,426,100                 201,186
                                                                    ---------------         ---------------         ---------------
   Total liabilities                                                     23,468,223              10,498,252               1,038,819
                                                                    ---------------         ---------------         ---------------
   Net assets applicable to fund shares outstanding                 $ 3,109,228,503         $ 4,196,740,831         $   264,612,205
                                                                    ===============         ===============         ===============
   Fund shares outstanding                                               97,136,566             166,547,439              18,163,572
                                                                    ===============         ===============         ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $ 3,095,658,945         $ 3,484,448,155         $   271,605,643
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                             (162,913,058)            (46,951,440)                (24,614)
   Net unrealized appreciation (depreciation) of investments            157,493,547             751,286,083              (6,968,824)
   Net unrealized appreciation (depreciation)--other                              0                       0                       0
   Accumulated undistributed net investment income (loss)                18,989,069               7,958,033                       0
                                                                    ---------------         ---------------         ---------------
   Net assets applicable to Fund shares outstanding                 $ 3,109,228,503         $ 4,196,740,831         $   264,612,205
                                                                    ===============         ===============         ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         32.01         $         25.20         $         14.57
     Class I--Net assets                                            $ 3,109,120,815         $ 4,161,366,347         $   264,612,205
     Class I--Shares outstanding                                         97,133,198             165,134,650              18,163,572
   Net asset value per share: Class II                              $         31.97         $         25.10
     Class II--Net assets                                           $       107,688         $    35,374,484
     Class II--Shares outstanding                                             3,368               1,409,314


                                                               THE OAKMARK EQUITY             THE OAKMARK
                                                                 AND INCOME FUND              GLOBAL FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $   630,746,981               $    47,985,708
                                                                 (cost: 628,940,601)            (cost: 50,625,336)
   Cash                                                                         189                           512
   Foreign currency, at value                                                     0                             7
                                                                           (cost: 0)                     (cost: 7)
   Receivable for:
     Securities sold                                                     20,633,736                       777,574
     Fund shares sold                                                     9,548,344                       143,994
     Dividends and interest                                               3,560,729                        41,915
                                                                    ---------------               ---------------
   Total receivables                                                     33,742,809                       963,483
   Other Assets                                                               2,385                        24,771
                                                                    ---------------               ---------------
   Total assets                                                     $   664,492,364               $    48,974,481


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0               $        69,250
                                                              (premiums received: 0)  (premiums received: 141,020)
   Cash overdraft                                                                 0                             0
   Payable for:
     Securities purchased                                                40,150,021                       363,626
     Fund shares redeemed                                                   273,507                       152,879
     Due to advisor                                                         378,821                        47,943
     Other                                                                  333,617                       136,772
                                                                    ---------------               ---------------
   Total liabilities                                                     41,135,967                       770,470
                                                                    ---------------               ---------------
   Net assets applicable to fund shares outstanding                 $   623,356,396               $    48,204,011
                                                                    ===============               ===============
   Fund shares outstanding                                               35,725,297                     4,449,792
                                                                    ===============               ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $   614,648,633               $   49,569,174
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                                1,896,893                     1,361,553
   Net unrealized appreciation (depreciation) of investments              1,806,380                    (2,567,858)
   Net unrealized appreciation (depreciation)--other                              0                           185
   Accumulated undistributed net investment income (loss)                 5,004,490                      (159,043)
                                                                    ---------------               ---------------
   Net assets applicable to Fund shares outstanding                 $   623,356,396               $    48,204,011
                                                                    ===============               ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         17.45               $         10.83
     Class I--Net assets                                            $   620,066,215               $    48,204,011
     Class I--Shares outstanding                                         35,536,256                     4,449,792
   Net asset value per share: Class II                              $         17.40
     Class II--Net assets                                           $     3,290,181
     Class II--Shares outstanding                                           189,041


                                                                                            THE OAKMARK
                                                                  THE OAKMARK              INTERNATIONAL
                                                               INTERNATIONAL FUND         SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $   736,757,588          $   119,068,034
                                                                 (cost: 899,182,267)      (cost: 138,738,511)
   Cash                                                                           0                      224
   Foreign currency, at value                                             3,037,758                    7,749
                                                                   (cost: 3,051,361)            (cost: 7,841)
   Receivable for:
     Securities sold                                                      7,753,065                  272,134
     Fund shares sold                                                     1,923,427                3,162,341
     Dividends and interest                                               2,356,226                  278,127
                                                                    ---------------          ---------------
   Total receivables                                                     12,032,718                3,712,602
   Other Assets                                                              53,328                    3,123
                                                                    ---------------          ---------------
   Total assets                                                     $   751,881,392          $   122,791,732


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0          $             0
                                                              (premiums received: 0)   (premiums received: 0)
   Cash overdraft                                                             7,280                        0
   Payable for:
     Securities purchased                                                 9,621,892                3,475,117
     Fund shares redeemed                                                   394,479                   45,307
     Due to advisor                                                         728,601                  128,642
     Other                                                                  652,216                  234,914
                                                                    ---------------          ---------------
   Total liabilities                                                     11,404,468                3,883,980
                                                                    ---------------          ---------------
   Net assets applicable to fund shares outstanding                 $   740,476,924          $   118,907,752
                                                                    ===============          ===============
   Fund shares outstanding                                               59,168,878               11,894,824
                                                                    ===============          ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $   907,829,486          $   135,724,166
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                              (14,827,551)                 928,412
   Net unrealized appreciation (depreciation) of investments           (162,438,282)             (19,670,569)
   Net unrealized appreciation (depreciation)--other                        (10,657)                   2,768
   Accumulated undistributed net investment income (loss)                 9,923,928                1,922,975
                                                                    ---------------          ---------------
   Net assets applicable to Fund shares outstanding                 $   740,476,924          $   118,907,752
                                                                    ===============          ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         12.51          $         10.00
     Class I--Net assets                                            $   738,536,696          $   118,870,993
     Class I--Shares outstanding                                         59,013,340               11,891,136
   Net asset value per share: Class II                              $         12.47          $          9.97
     Class II--Net assets                                           $     1,940,228          $        36,759
     Class II--Shares outstanding                                           155,538                    3,688


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--SEPTEMBER 30, 2001

                                                                                                               THE OAKMARK
                                                               THE OAKMARK              THE OAKMARK             SMALL CAP
                                                                   FUND                 SELECT FUND                FUND
INVESTMENT INCOME:
   Dividends                                                  $  39,013,317            $  29,342,773          $   1,541,906
   Interest Income                                               10,547,765               12,868,682                936,378
   Other Income                                                     480,819                      250                      0
   Foreign taxes (withheld) rebated                                       0                        0                      0
                                                              -------------            -------------          -------------
     Total investment income                                     50,041,901               42,211,705              2,478,284


EXPENSES:

   Investment advisory fee                                       25,662,135               27,774,016              2,490,470
   Transfer and dividend disbursing agent fees                    1,672,623                1,102,906                195,952
   Other shareholder servicing fees                               1,345,487                2,676,981                149,645
   Service Fee--Class II                                                 68                   47,698                      0
   Reports to shareholders                                          961,814                  812,175                115,271
   Custody and accounting fees                                      320,261                  384,591                 73,162
   Registration and blue sky expenses                               253,289                  774,324                 38,971
   Trustee fees                                                     219,167                  196,659                 74,580
   Legal fees                                                        38,604                   43,590                 12,807
   Audit fees                                                        23,691                   22,452                 18,452
   Other                                                            150,144                  168,330                 21,003
                                                              -------------            -------------          -------------
     Total expenses                                              30,647,283               34,003,722              3,190,313
     Expense reimbursement                                                0                        0                      0
     Expense offset arrangements                                    (21,424)                 (16,667)                (1,392)
                                                              -------------            -------------          -------------
   Net expenses                                                  30,625,859               33,987,055              3,188,921


Net Investment Income (loss):                                    19,416,042                8,224,650               (710,637)


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) on investments                      195,984,944              (46,951,440)             1,334,090
   Net realized gain (loss) on foreign currency transactions              0                        0                      0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                         126,130,060              564,071,103            (10,475,705)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                          0                        0                      0
   Net change in appreciation (depreciation)--other                       0                        0                      0


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                322,115,004              517,119,663             (9,141,615)
                                                              -------------            -------------          -------------

Net increase (decrease) in net assets resulting from
  operations                                                  $ 341,531,046            $ 525,344,313          $  (9,852,252)
                                                              =============            =============          =============

                                                               THE OAKMARK      THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                               EQUITY AND          GLOBAL         INTERNATIONAL      INTERNATIONAL
                                                               INCOME FUND          FUND              FUND          SMALL CAP FUND

INVESTMENT INCOME:
   Dividends                                                  $   2,595,485    $     641,990    $     22,873,826    $    3,756,393
   Interest Income                                                4,833,457          119,411           1,621,223           214,576
   Other Income                                                       1,544              187                 841            98,660
   Foreign taxes (withheld) rebated                                  22,297          (70,706)         (2,299,513)         (473,009)
                                                              -------------    -------------    ----------------    --------------
     Total investment income                                      7,452,783          690,882          22,196,377         3,596,620


EXPENSES:

   Investment advisory fee                                        1,591,905          387,377           8,269,717         1,238,024
   Transfer and dividend disbursing agent fees                       97,008           42,032             409,713            69,273
   Other shareholder servicing fees                                 207,337           17,818             491,219            56,049
   Service Fee--Class II                                              3,503                0               1,258                64
   Reports to shareholders                                           55,727           24,858             338,781            45,069
   Custody and accounting fees                                       89,154           81,658             922,824           197,605
   Registration and blue sky expenses                               241,639           59,642              54,706            35,792
   Trustee fees                                                      66,126           59,840             104,854            62,968
   Legal fees                                                        11,396            9,899              19,739            10,636
   Audit fees                                                        18,452           23,751              22,685            25,841
   Other                                                             15,110            5,494              54,115            12,025
                                                              -------------    -------------    ----------------    --------------
     Total expenses                                               2,397,357          712,369          10,689,611         1,753,346
     Expense reimbursement                                                0          (20,815)                  0                 0
     Expense offset arrangements                                       (448)            (617)             (2,145)             (944)
                                                              -------------    -------------    ----------------    --------------
   Net expenses                                                   2,396,909          690,937          10,687,466         1,752,402


Net Investment Income (loss):                                     5,055,874              (55)         11,508,911         1,844,218


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) on investments                        1,909,621        1,479,943         (13,334,222)        1,136,757
   Net realized gain (loss) on foreign currency transactions           (518)          71,444           2,323,657           591,541
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                          (5,101,055)      (4,901,265)       (118,037,625)      (12,360,111)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                          0          (76,462)         (2,048,003)         (289,441)
   Net change in appreciation (depreciation)--other                       0            1,700             169,583            28,453


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                 (3,191,952)      (3,424,640)       (130,926,610)      (10,892,801)
                                                              -------------    -------------    ----------------    --------------

Net increase (decrease) in net assets resulting from
  operations                                                  $   1,863,922    $  (3,424,695)   $   (119,417,699)   $   (9,048,583)
                                                              =============    =============    ================    ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2001

                                                                             THE OAKMARK FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    19,416,042            $    39,618,068
   Net realized gain (loss) on investments                          195,984,944               (358,898,002)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             126,130,060               (135,635,885)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            341,531,046               (454,915,819)


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                            (28,565,025)               (32,700,105)
   Net realized short-term gain                                               0               (100,782,239)
   Net realized long-term gain                                                0               (487,248,675)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (28,565,025)              (620,731,019)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                             1,499,450,622                290,642,873
   Proceeds from shares sold--Class II                                  122,635                          0
   Reinvestment of dividends and capital gain distributions          27,842,716                603,462,527
   Payments for shares redeemed, net of fees--Class I              (769,874,783)            (2,552,562,124)
   Payments for shares redeemed, net of fees--Class II                   (7,515)                         0
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             757,533,675             (1,658,456,724)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,070,499,696             (2,734,103,562)
   NET ASSETS:
   Beginning of period                                            2,038,728,807              4,772,832,369
                                                                ---------------            ---------------
   End of period                                                $ 3,109,228,503            $ 2,038,728,807
                                                                ===============            ===============
   Undistributed net investment income                          $    18,989,069            $    38,561,304
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.3872            $        0.2632
    Net realized short-term gain                                              0                     0.8111
    Net realized long-term gain                                               0                     3.9217
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.3872            $        4.9960
                                                                ===============            ===============

                                                                         THE OAKMARK SELECT FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     8,224,650            $    12,054,873
   Net realized gain (loss) on investments                          (46,951,440)               161,052,611
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             564,071,103                159,978,754
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            525,344,313                333,086,238


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                    (7,393,194)               (14,709,648)
   Net investment income--Class II                                      (21,608)                         0
   Net realized short-term gain                                     (23,966,532)                (8,341,169)
   Net realized long-term gain                                      (93,492,833)              (268,872,301)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                              (124,874,167)              (291,923,118)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                             2,438,122,791                628,490,960
   Proceeds from shares sold--Class II                               33,209,296                  7,021,801
   Reinvestment of dividends and capital gain distributions         121,465,993                287,179,516
   Payments for shares redeemed, net of fees--Class I              (569,095,434)              (823,014,435)
   Payments for shares redeemed, net of fees--Class II               (6,168,435)                (1,013,300)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                           2,017,534,211                 98,664,542
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           2,418,004,357                139,827,662
   NET ASSETS:
   Beginning of period                                            1,778,736,474              1,638,908,812
                                                                ---------------            ---------------
   End of period                                                $ 4,196,740,831            $ 1,778,736,474
                                                                ===============            ===============
   Undistributed net investment income                          $     7,958,033            $     8,584,306
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.0861            $        0.1972
    Net realized short-term gain                                         0.2779                     0.1118
    Net realized long-term gain                                          1.0832                     3.6040
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.4472            $        3.9130
                                                                ===============            ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                THE OAKMARK
                                                                               SMALL CAP FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                 $      (710,637)           $    (1,173,696)
   Net realized gain (loss) on investments                            1,334,090                 25,233,378
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (10,475,705)               (12,748,906)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (9,852,252)                11,310,776


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                      0                          0
   Net realized short-term gain                                               0                          0
   Net realized long-term gain                                       (8,165,109)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (8,165,109)                         0


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                        133,704,823                 51,615,294
   Reinvestment of dividends and capital gain distributions           8,045,937                          0
   Payments for shares redeemed, net of fees                       (107,824,806)              (251,361,737)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              33,925,954               (199,746,443)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              15,908,593               (188,435,667)
   NET ASSETS:
   Beginning of period                                              248,703,612                437,139,279
                                                                ---------------            ---------------
   End of period                                                $   264,612,205            $   248,703,612
                                                                ===============            ===============
   Undistributed net investment income                          $             0            $             0
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $             0            $             0
    Net realized short-term gain                                              0                          0
    Net realized long-term gain                                          0.5102                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.5102            $             0
                                                                ===============            ===============

                                                                              THE OAKMARK
                                                                         EQUITY AND INCOME FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     5,055,874            $     1,666,618
   Net realized gain (loss) on investments                            1,909,621                  4,310,645
   Net realized gain (loss) on foreign currency transactions               (518)                      (645)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (5,101,055)                 3,084,969
   Net change in unrealized appreciation
     (depreciation)--other                                                    0                        159
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              1,863,922                  9,061,746


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                      (897,529)                (1,718,499)
   Net investment income--Class II                                       (7,433)                         0
   Net realized short-term gain                                               0                          0
   Net realized long-term gain                                       (3,733,470)                (5,192,802)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (4,638,432)                (6,911,301)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               682,515,057                 11,520,117
   Proceeds from shares sold--Class II                                2,887,484                    418,255
   Reinvestment of dividends and capital gain distributions           4,457,698                  6,650,712
   Payments for shares redeemed, net of fees--Class I              (118,553,446)               (26,121,233)
   Payments for shares redeemed, net of fees--Class II                 (111,704)                       (50)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             571,195,069                 (7,532,199)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             568,420,559                 (5,381,754)
   NET ASSETS:
   Beginning of period                                               54,935,837                 60,317,591
                                                                ---------------            ---------------
   End of period                                                $   623,356,396            $    54,935,837
                                                                ===============            ===============
   Undistributed net investment income                          $     5,004,490            $     1,007,663
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.2427            $        0.4509
    Net realized short-term gain                                              0                          0
    Net realized long-term gain                                          1.0013                     1.3625
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.2440            $        1.8134
                                                                ===============            ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               THE OAKMARK
                                                                               GLOBAL FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $           (55)           $       146,742
   Net realized gain (loss) on investments                            1,479,943                     96,088
   Net realized gain (loss) on foreign currency transactions             71,444                    132,840
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (4,901,265)                 4,122,450
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                (76,462)                    81,181
   Net change in unrealized appreciation
     (depreciation)--other                                                1,700                     (1,568)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (3,424,695)                 4,577,733


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                               (435,138)                   (29,834)
   Net realized short-term gain                                         (92,927)                         0
   Net realized long-term gain                                          (37,007)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                  (565,072)                   (29,834)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                         42,948,303                 12,896,002
   Reinvestment of dividends and capital gain distributions             560,498                     28,883
   Payments for shares redeemed, net of fees                        (18,542,262)               (14,198,899)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              24,966,539                 (1,274,014)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              20,976,772                  3,273,885
   NET ASSETS:
   Beginning of period                                               27,227,239                 23,953,354
                                                                ---------------            ---------------
   End of period                                                $    48,204,011            $    27,227,239
                                                                ===============            ===============
   Undistributed (Distribution in excess of) net
     investment income                                          $      (159,043)           $       280,910
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.1742            $        0.0098
    Net realized short-term gain                                         0.0372                          0
    Net realized long-term gain                                          0.0145                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.2259            $        0.0098
                                                                ===============            ===============

                                                                               THE OAKMARK
                                                                            INTERNATIONAL FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    11,508,911            $    14,664,615
   Net realized gain (loss) on investments                          (13,334,222)                60,562,992
   Net realized gain (loss) on foreign currency transactions          2,323,657                 10,609,055
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                            (118,037,625)                13,902,115
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                             (2,048,003)                 2,556,178
   Net change in unrealized appreciation
     (depreciation)--other                                              169,583                   (111,145)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (119,417,699)               102,183,810


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                   (24,851,611)               (27,231,383)
   Net investment income--Class II                                       (3,245)                    (1,053)
   Net realized short-term gain                                     (16,422,539)                         0
   Net realized long-term gain                                       (8,281,127)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (49,558,522)               (27,232,436)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               282,295,504                172,133,473
   Proceeds from shares sold--Class II                                2,588,328                    143,284
   Reinvestment of dividends and capital gain distributions          47,893,421                 26,258,587
   Payments for shares redeemed, net of fees--Class I              (205,510,100)              (302,066,042)
   Payments for shares redeemed, net of fees--Class II                 (327,974)                   (48,697)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             126,939,179               (103,579,395)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (42,037,042)               (28,628,021)
   NET ASSETS:
   Beginning of period                                              782,513,966                811,141,987
                                                                ---------------            ---------------
   End of period                                                $   740,476,924            $   782,513,966
                                                                ===============            ===============
   Undistributed net investment income                          $     9,923,928            $    24,309,333
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.5074            $        0.4861
    Net realized short-term gain                                         0.3353                          0
    Net realized long-term gain                                          0.1690                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.0117            $        0.4861
                                                                ===============            ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        THE OAKMARK INTERNATIONAL
                                                                              SMALL CAP FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     1,844,218            $     2,268,614
   Net realized gain (loss) on investments                            1,136,757                  4,863,798
   Net realized gain (loss) on foreign currency transactions            591,541                    991,046
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (12,360,111)               (13,182,275)
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                               (289,441)                   281,817
   Net change in unrealized appreciation
     (depreciation)--other                                               28,453                    (28,709)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (9,048,583)                (4,805,709)


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                             (2,566,080)                (1,252,257)
   Net realized short-term gain                                               0                 (3,278,736)
   Net realized long-term gain                                       (3,663,064)                (3,226,904)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (6,229,144)                (7,757,897)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                72,931,617                 39,669,014
   Proceeds from shares sold--Class II                                   39,964                          0
   Reinvestment of dividends and capital gain distributions           6,071,794                  7,637,609
   Payments for shares redeemed, net of fees--Class I               (35,203,678)               (99,763,438)
   Payments for shares redeemed, net of fees--Class II                        0                          0
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              43,839,697                (52,456,815)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              28,561,970                (65,020,421)
   NET ASSETS:
   Beginning of period                                               90,345,782                155,366,203
                                                                ---------------            ---------------
   End of period                                                $   118,907,752            $    90,345,782
                                                                ===============            ===============
   Undistributed net investment income                          $     1,922,975            $     2,967,277
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.3402            $        0.1135
    Net realized short-term gain                                              0                     0.2972
    Net realized long-term gain                                          0.4853                     0.2923
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.8255            $        0.7030
                                                                ===============            ===============

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated between the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION--

Investments are stated at market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committees appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 2001, the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation) - other includes the following components:

                                                                    INT'L
                                   GLOBAL     INTERNATIONAL       SMALL CAP
-----------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable              $ 145       $(21,490)         $  1,484

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                              216         42,322            23,584

Unrealized appreciation
   (depreciation) on transaction
   hedge purchases and sales         (195)       (31,702)          (22,432)

Unrealized appreciation
   (depreciation) on tax
   expense payable                     19            213               132
                                    -----       --------          --------
   Net Unrealized
     appreciation
     (depreciation) - Other         $ 185       $(10,657)         $  2,768
                                    =====       ========          ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--

At September 30, 2001, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
                $ 9,642               1,132,825  Japanese Yen        October 2001            $(139)
                 15,929               1,875,678  Japanese Yen        October 2001             (195)
                 19,938               2,385,950  Japanese Yen        October 2001               77
                 22,502               2,689,869  Japanese Yen        October 2001               62
                                                                                             -----
                                                                                             $(195)
                                                                                             =====

The International Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
             $  502,689                 803,046  Swiss Franc         October 2001         $ (6,492)
              1,564,498               1,696,301  Euro Currency       October 2001          (20,780)
                989,783                 671,039  Pound Sterling      October 2001           (3,255)
              1,503,916               1,019,396  Pound Sterling      October 2001           (5,251)
                482,036                 326,959  Pound Sterling      October 2001           (1,357)
                342,227                 232,255  Pound Sterling      October 2001             (778)
              1,239,855                 841,435  Pound Sterling      October 2001           (2,819)
                                                                                          --------
                                                                                          $(40,732)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
             $  424,183                 459,919  Euro Currency       October 2001        $   5,634
                840,348                 911,143  Euro Currency       October 2001           11,162
              1,897,621               2,069,380  Euro Currency       October 2001           14,382
                 79,714                  87,626  Euro Currency       October 2001              (31)
              3,083,744              33,150,250  Swedish Krona       October 2001          (20,880)
              1,169,084              12,496,338  Swedish Krona       Ocotber 2001           (1,237)
                                                                                         ---------
                                                                                         $   9,030
                                                                                         =========

The Int'l Small Cap Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
               $240,219               1,960,188  Danish Krone        October 2001          $  (364)
                147,682                 159,829  Euro Currency       October 2001           (2,230)
                325,067                 352,453  Euro Currency       October 2001           (4,318)
                112,228                 122,386  Euro Currency       October 2001             (851)
                535,857                 584,358  Euro Currency       October 2001           (4,061)
                759,196                 827,913  Euro Currency       October 2001           (5,754)
                238,739                 260,348  Euro Currency       October 2001           (1,809)
                 67,499                  74,199  Euro Currency       October 2001               26
                258,041                 175,097  Pound Sterling      October 2001             (622)
                301,313                 204,280  Pound Sterling      October 2001             (991)
                158,967                 107,884  Pound Sterling      October 2001             (361)
                155,223              18,277,482  Japanese Yen        October 2001           (1,901)
                 49,176               5,867,712  Japanese Yen        October 2001               45
                 25,520               3,045,078  Japanese Yen        October 2001               24
                100,716              12,039,531  Japanese Yen        October 2001              279
                 22,502               2,689,869  Japanese Yen        October 2001               62
                                                                                          --------
                                                                                          $(22,826)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
               $ 91,752              10,820,316  Japanese Yen        October 2001            $ 985
                 44,734               5,358,262  Japanese Yen        October 2001             (214)
                136,043              16,262,569  Japanese Yen        October 2001             (377)
                                                                                             -----
                                                                                             $ 394
                                                                                             =====

At September 30, 2001, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--

No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The funds hereby designate the approximate long term capital gains for purposes of the dividends paid deduction (in thousands): Equity and Income -- $1,897; and, Global -- $1,362.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

At September 30, 2001, the capital loss carryforwards for U.S. Federal income tax purposes are as follows (in thousands): Oakmark -- $162,914 (begins to expire 9/30/08); and Select -- $5,157 (expires 9/30/09).

For the period subsequent to October 31, 2000, through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands): Select -- $41,794; International -- $14,828; and International Small Cap -- $889.

BANK LOANS--

The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of September 30, 2001, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the twelve months ended September 30, 2001, Oakmark, Select, Small Cap, and Global wrote option contracts. At September 30, 2001, Global had outstanding option contracts. Portfolio securities valued at $1,248,000 were being held in escrow by the custodian as cover for call options written by Global.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2 billion of net assets, .90% on the next $1 billion of net assets, .80% on the next $2 billion of net assets, and .75% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion of net assets, .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next $2.5 billion of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.00% of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2 billion of net assets, .95% on the next $1 billion of net assets, and .85% on the excess of $3 billion of net assets. Int'l Small Cap pays 1.25% on the first $500 million and 1.10% on the excess of $500 million of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, for Class I shares, exceed 1.5% for domestic funds, 2.0% for international funds, 1.75% for Global and 1.0% for Equity and Income; or for Class II shares, exceed 1.75% for domestic funds, 2.25% for international funds, 2% for Global and 1.25% for Equity and Income.

In connection with the organization of the Funds, expenses of approximately $3,500 were advanced to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2001 for Select.

During the twelve months ended September 30, 2001, the Funds incurred brokerage commissions of $7,022,538, $5,729,975, $564,432, $1,040,655, $237,309,
$2,693,614, and $429,077 of which $2,164,964, $1,346,463, $162,683, $447,443,
$52,458, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                      TWELVE MONTHS ENDED SEPTEMBER 30, 2001
              ---------------------------------------------------------------------------------------------------
                                                                      EQUITY &                           INT'L
                                      OAKMARK     SELECT   SMALL CAP   INCOME    GLOBAL  INTERNATIONAL  SMALL CAP
              ---------------------------------------------------------------------------------------------------
              Shares sold              44,685    101,275     8,459     39,023     3,516     18,926        6,680
              Shares issued in
                 reinvestment of
                 dividends                994      5,908       585        293        53      3,303          588
              Less shares redeemed    (24,202)   (23,567)   (7,348)    (6,921)   (1,614)   (13,874)      (3,226)
                                      -------    -------    ------     ------    ------    -------       ------
              Net increase
                 (decrease) in
                 shares outstanding    21,477     83,616     1,696     32,395     1,955      8,355        4,042
                                      =======    =======    ======     ======    ======    =======       ======

                                                     TWELVE MONTHS ENDED SEPTEMBER 30, 2000
              ---------------------------------------------------------------------------------------------------
                                                                      EQUITY &                            INT'L
                                      OAKMARK     SELECT  SMALL CAP    INCOME    GLOBAL  INTERNATIONAL  SMALL CAP
              ---------------------------------------------------------------------------------------------------
              Shares sold              11,007     32,899     3,743        784     1,361     11,610        3,311
              Shares issued in
                 reinvestment of
                 dividends             21,629     15,744         0        463         3      1,898          656
              Less shares redeemed    (95,833)   (44,043)  (18,761)    (1,763)   (1,477)   (20,847)      (8,406)
                                      -------    -------    ------     ------    ------    -------       ------
              Net increase
                 (decrease) in
                 shares outstanding   (63,197)    (4,600)  (15,018)      (516)     (113)    (7,339)      (4,439)
                                      =======    =======    ======     ======    ======    =======       ======

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                           EQUITY &                              INT'L
                                       OAKMARK       SELECT     SMALL CAP   INCOME     GLOBAL  INTERNATIONAL   SMALL CAP
              ----------------------------------------------------------------------------------------------------------
              Purchases               $2,019,231   $2,258,505   $129,112   $730,401   $63,068     $541,098      $83,641
              Proceeds from sales     $1,409,888   $  587,358   $106,706   $238,509   $42,530     $457,405      $46,690

Transactions in options written by Oakmark during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              --------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                          0           $         0
              Options written                                               19,250             1,890,470
              Options terminated in closing purchase transactions             (500)               (3,500)
              Options expired                                               (7,706)             (785,674)
              Options exercised                                            (11,044)           (1,101,296)
                                                                           -------           -----------
              Options outstanding at September 30, 2001                          0           $         0

Transactions in options written by Select during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                          0            $       0
              Options written                                                1,000              136,842
              Options terminated in closing purchase transactions                0                    0
              Options expired                                               (1,000)            (136,842)
              Options exercised                                                  0                    0
                                                                           -------            ---------
              Options outstanding at September 30, 2001                          0            $       0

Transactions in options written by Small Cap during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                        210           $    64,578
              Options written                                               10,220             1,573,462
              Options terminated in closing purchase transactions           (4,950)             (231,352)
              Options expired                                               (5,030)           (1,314,043)
              Options exercised                                               (450)              (92,645)
                                                                            ------           -----------
              Options outstanding at September 30, 2001                          0           $         0

Transactions in options written by Global during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                        0              $      0
              Options written                                                630               172,759
              Options terminated in closing purchase transactions              0                     0
              Options expired                                                  0                     0
              Options exercised                                             (180)              (31,739)
                                                                            ----              --------
              Options outstanding at September 30, 2001                      450              $141,020

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of Select, Small Cap, International, and International Small Cap's transactions in the securities of these issuers during the year ended September 30, 2001 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                                       MARKET VALUE
                                                              PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                                          (COST)        PROCEEDS       INCOME          2001
           ---------------------------------------------------------------------------------------------------------
           The Dun & Bradstreet Corporation                $ 65,981,623    $         0    $        0    $137,998,000
           Energizer Holdings, Inc.                          61,041,062              0             0      99,675,126
           The Reynolds and Reynolds Company, Class A                 0     22,189,359     1,973,301     118,357,010
           Toys 'R' Us, Inc.                                 78,087,413              0             0     210,610,905
                                                           ------------    -----------    ----------    ------------
           TOTALS                                          $205,110,098    $22,189,359    $1,973,301    $566,641,041

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                                        MARKET VALUE
                                                               PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                                           (COST)        PROCEEDS       INCOME          2001
           ---------------------------------------------------------------------------------------------------------
           Hanger Orthopedic Group, Inc.                       $210,872       $436,322            $0      $3,552,000
           R.G. Barry Corporation                               139,659              0             0       3,664,280
                                                               --------       --------            --      ----------
           TOTALS                                              $350,531       $436,322            $0      $7,216,280

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                           MARKET VALUE
                                                 PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                             (COST)        PROCEEDS       INCOME          2001
           -------------------------------------------------------------------------------------------------
           Chargeurs SA                        $         0    $ 4,647,299    $  651,249     $20,866,885
           Enodis plc                           38,857,310      7,084,781     1,983,266      26,655,081
           Fila Holding S.p.A.                  13,463,234              0             0      23,967,610
           Lotte Chilsung Beverage Co., Ltd.       442,181              0        61,854      18,400,307
           Nufarm Limited                                0      3,700,346       958,007       9,811,562
                                               -----------    -----------    ----------     -----------
           TOTALS                              $52,762,725    $15,432,426    $3,654,376     $99,701,445

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                           MARKET VALUE
                                                 PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                             (COST)        PROCEEDS       INCOME          2001
           -----------------------------------------------------------------------------------------------
           Alaska Milk Corporation                $193,224       $      0      $291,982      $1,962,293
           Royal Doulton plc                       520,262        378,841             0       1,418,900
           Mainfreight Limited                           0        196,511       126,577       1,997,983
           Matichon Public Company Limited,
              Foreign Shares                             0              0       201,908       2,292,088
                                                  --------       --------      --------      ----------
           TOTALS                                 $713,486       $575,352      $620,467      $7,671,264

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       APRIL 5, 2001
                                         YEAR ENDED       THROUGH
                                        SEPTEMBER 30,  SEPTEMBER 30,    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                            2001            2001       SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                          CLASS I       CLASS II(a)        2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  26.95        $  32.09        $  34.37        $  33.54        $  41.21
Income From Investment Operations:
   Net Investment Income (Loss)              0.07            0.05            0.49            0.36            0.47
   Net Gains or Losses on Securities
      (both realized and unrealized)         5.38           (0.17)          (2.91)           2.51           (1.73)
                                         --------        --------        --------        --------        --------
   Total From Investment Operations:         5.45           (0.12)          (2.42)           2.87           (1.26)
Less Distributions:
   Dividends (from net investment
      income)                               (0.39)           0.00           (0.26)          (0.44)          (0.40)
   Distributions (from capital gains)        0.00            0.00           (4.73)          (1.60)          (6.01)
                                         --------        --------        --------        --------        --------
   Total Distributions                      (0.39)           0.00           (5.00)          (2.04)          (6.41)
                                         --------        --------        --------        --------        --------
Net Asset Value, End of Period           $  32.01        $  31.97        $  26.95        $  34.37        $  33.54
                                         ========        ========        ========        ========        ========
Total Return                                20.42%          (0.37)%         (7.55)%          7.98%          (4.06)%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                         $3,109.1        $    0.1        $2,038.7        $4,772.8        $6,924.0
   Ratio of Expenses to Average
      Net Assets                             1.15%           1.32%*          1.21%           1.11%           1.08%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets           0.73%           0.46%*          1.42%           1.02%           1.22%
   Portfolio Turnover Rate                     57%             57%             50%             13%             43%


                                        ELEVEN MONTHS
                                             ENDED       YEAR ENDED
                                         SEPTEMBER 30,   OCTOBER 31,
                                            1997(b)          1996
---------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  32.39        $  28.47
Income From Investment Operations:
   Net Investment Income (Loss)                0.36            0.34
   Net Gains or Losses on Securities
      (both realized and unrealized)          10.67            4.70
                                           --------        --------
   Total From Investment Operations:          11.03            5.04
Less Distributions:
   Dividends (from net investment
      income)                                 (0.34)          (0.28)
   Distributions (from capital gains)         (1.87)          (0.84)
                                           --------        --------
   Total Distributions                        (2.21)          (1.12)
                                           --------        --------
Net Asset Value, End of Period             $  41.21        $  32.39
                                           ========        ========
Total Return                                  39.24%*         18.07%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $6,614.9        $3,933.9
   Ratio of Expenses to Average
      Net Assets                               1.08%*          1.18%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             1.19%*          1.13%
   Portfolio Turnover Rate                       17%             24%

* Data has been annualized.

(a) The date which Class II shares were first sold to the public was April 5, 2001.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     DECEMBER 31, 1999
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED        THROUGH
                                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,     YEAR ENDED
                                              2001          2001           2000             2000         SEPTEMBER 30,
                                            CLASS I       CLASS II       CLASS I         CLASS II(a)         1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  21.45      $   21.40      $   20.92         $   18.42        $  16.76

Income From Investment Operations:
   Net Investment Income (Loss)                0.03           0.00           0.13              0.10            0.19
   Net Gains or Losses on Securities
      (both realized and unrealized)           5.17           5.10           4.32              2.88            4.73
                                           --------      ---------       --------         ---------        --------
   Total From Investment Operations:           5.20           5.10           4.45              2.98            4.92
Less Distributions:
   Dividends (from net investment
      income)                                 (0.09)         (0.06)         (0.20)             0.00           (0.05)
   Distributions (from capital gains)         (1.36)         (1.34)         (3.72)             0.00           (0.71)
                                           --------      ---------       --------         ---------        --------
   Total Distributions                        (1.45)         (1.40)         (3.91)             0.00           (0.76)
                                           --------      ---------       --------         ---------        --------
Net Asset Value, End of Period             $  25.20      $   25.10       $  21.45         $   21.40        $  20.92
                                           ========      =========       ========         =========        ========
Total Return                                  25.75%         25.28%         24.53%            16.18%          30.07%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $4,161.4      $    35.4       $1,772.0         $     6.8        $1,638.9
   Ratio of Expenses to Average
      Net Assets                               1.08%          1.40%          1.17%             1.41%*          1.16%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             0.26%         (0.08)%         0.76%             0.59%*          0.98%
   Portfolio Turnover Rate                       21%            21%            69%               69%             67%


                                                        ELEVEN MONTHS
                                          YEAR ENDED         ENDED
                                         SEPTEMBER 30,   SEPTEMBER 30,
                                             1998           1997(b)
----------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  16.34       $   10.00

Income From Investment Operations:
   Net Investment Income (Loss)                0.03           (0.01)
   Net Gains or Losses on Securities
      (both realized and unrealized)           0.56            6.35
                                           --------       ---------
   Total From Investment Operations:           0.59            6.34
Less Distributions:
   Dividends (from net investment
      income)                                  0.00            0.00
   Distributions (from capital gains)         (0.17)           0.00
                                           --------       ---------
   Total Distributions                        (0.17)           0.00
                                           --------       ---------
Net Asset Value, End of Period             $  16.76       $   16.34
                                           ========       =========
Total Return                                   3.64%          69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $1,227.9       $  514.2
   Ratio of Expenses to Average
      Net Assets                               1.22%          1.12%*
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             0.17%         (0.11)%*
   Portfolio Turnover Rate                       56%            37%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               ELEVEN MONTHS
                                               YEAR ENDED     YEAR ENDED       YEAR ENDED        YEAR ENDED         ENDED
                                              SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2001          2000              1999              1998           1997(b)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.10      $   13.88         $  12.63         $   20.34        $  13.19
Income From Investment Operations:
   Net Investment Income (Loss)                     0.00           0.00             0.14             (0.12)          (0.01)
   Net Gains or Losses on Securities (both
      realized and unrealized)                     (0.02)          1.22             1.20             (4.73)           7.16
                                                --------      ---------         --------         ---------        --------
   Total From Investment Operations:               (0.02)          1.22             1.34             (4.85)           7.15
Less Distributions:
   Dividends (from net investment income)           0.00           0.00             0.00              0.00            0.00
   Distributions (from capital gains)              (0.51)          0.00            (0.09)            (2.86)           0.00
                                                --------      ---------         --------         ---------        --------
   Total Distributions                             (0.51)          0.00            (0.09)            (2.86)           0.00
                                                --------      ---------         --------         ---------        --------
Net Asset Value, End of Period                  $  14.57      $   15.10         $  13.88         $   12.63        $  20.34
                                                ========      =========         ========         =========        ========
Total Return                                        0.07%          8.79%           10.56%           (26.37)%         59.14%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  264.6      $   248.7         $  437.1         $   618.0        $1,513.4
   Ratio of Expenses to Average Net Assets          1.27%          1.50%(a)         1.48%             1.45%           1.37%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                        (0.28)%        (0.41)%(a)       (0.44)%           (0.40)%         (0.25)%*
   Portfolio Turnover Rate                            47%            28%              68%               34%             27%


                                                    YEAR
                                                    ENDED
                                                 OCTOBER 31,
                                                    1996
------------------------------------------------------------
Net Asset Value, Beginning of Period              $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      (0.02)
   Net Gains or Losses on Securities (both
      realized and unrealized)                        3.21
                                                  --------
   Total From Investment Operations:                  3.19
Less Distributions:
   Dividends (from net investment income)             0.00
   Distributions (from capital gains)                 0.00
                                                  --------
   Total Distributions                                0.00
                                                  --------
Net Asset Value, End of Period                    $  13.19
                                                  ========
Total Return                                         31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)           $  218.4
   Ratio of Expenses to Average Net Assets            1.61%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          (0.29)%
   Portfolio Turnover Rate                              23%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        SEPTEMBER 30,
                                                            2000
--------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                     1.59%
Ratio of Net Income (Loss) to Average Net Assets           (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             JULY 13, 2000
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH           YEAR
                                              SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,       ENDED
                                                   2001          2001            2000              2000        SEPTEMBER 30,
                                                 CLASS I       CLASS II        CLASS I         CLASS II(a)         1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  16.50      $   16.49       $  15.68         $   15.51        $  13.99
Income From Investment Operations:
   Net Investment Income (Loss)                      0.08           0.07           0.35              0.30            0.39
   Net Gains or Losses on Securities (both
      realized and unrealized)                       2.11           2.08           2.28              0.68            1.72
                                                 --------      ---------       --------         ---------        --------
   Total From Investment Operations:                 2.19           2.15           2.63              0.98            2.11
Less Distributions:
   Dividends (from net investment income)           (0.24)         (0.24)         (0.45)             0.00           (0.21)
   Distributions (from capital gains)               (1.00)         (1.00)         (1.36)             0.00           (0.21)
                                                 --------      ---------       --------         ---------        --------
   Total Distributions                              (1.24)         (1.24)         (1.81)             0.00           (0.42)
                                                 --------      ---------       --------         ---------        --------
Net Asset Value, End of Period                   $  17.45      $   17.40       $  16.50         $   16.49        $  15.68
                                                 ========      =========       ========         =========        ========
Total Return                                        14.40%         14.07%         18.51%             6.32%          15.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $  620.1      $     3.3       $   54.5         $     0.4        $   60.3
   Ratio of Expenses to Average Net Assets           0.98%          1.23%          1.24%             1.32%*          1.18%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          2.07%          1.95%          3.04%             2.59%*          2.65%
   Portfolio Turnover Rate                            124%           124%            87%               87%             81%


                                                  YEAR       ELEVEN MONTHS         YEAR
                                                 ENDED           ENDED            ENDED
                                              SEPTEMBER 30,  SEPTEMBER 30,    OCTOBER 31,
                                                  1998          1997(c)           1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  14.49       $   11.29       $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                     0.29            0.21            0.10
   Net Gains or Losses on Securities (both
      realized and unrealized)                      0.04            3.24            1.19
                                                --------       ---------       ---------
   Total From Investment Operations:                0.33            3.45            1.29
Less Distributions:
   Dividends (from net investment income)          (0.24)          (0.12)           0.00
   Distributions (from capital gains)              (0.59)          (0.13)           0.00
                                                --------       ---------       ---------
   Total Distributions                             (0.83)          (0.25)           0.00
                                                --------       ---------       ---------
Net Asset Value, End of Period                  $  13.99       $   14.49       $   11.29
                                                ========       =========       =========
Total Return                                        2.57%          34.01%*         12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $   57.7       $    33.5       $    13.8
   Ratio of Expenses to Average Net Assets          1.31%           1.50%*(b)       2.50%(b)
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         2.39%           2.38%*(b)       1.21%(b)
   Portfolio Turnover Rate                            46%             53%             66%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                  SEPTEMBER 30,  OCTOBER 31,
                                                      1997          1996
----------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets               1.70%        2.64%
Ratio of Net Income (Loss) to Average Net Assets      2.18%        1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR ENDED           YEAR ENDED            PERIOD ENDED
                                                                     SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   10.91           $    9.18              $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                0.03                0.11                   0.01
   Net Gains or Losses on Securities (both realized and unrealized)            0.12                1.63                  (0.83)
                                                                          ---------           ---------              ---------
   Total From Investment Operations:                                           0.15                1.74                  (0.82)
Less Distributions:
   Dividends (from net investment income)                                     (0.17)              (0.01)                  0.00
   Distributions (from capital gains)                                         (0.06)               0.00                   0.00
                                                                          ---------           ---------              ---------
   Total Distributions                                                        (0.23)              (0.01)                  0.00
                                                                          ---------           ---------              ---------
Net Asset Value, End of Period                                            $   10.83           $   10.91              $    9.18
                                                                          =========           =========              =========
Total Return                                                                   1.37%              18.97%                 (8.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                   $    48.2           $    27.2              $    24.0
   Ratio of Expenses to Average Net Assets                                     1.75%(b)            1.75%(b)               1.75%*(b)
   Ratio of Net Investment Income (Loss) to Average Net Assets                 0.00%(b)            0.54%(b)               0.98%*(b)
   Portfolio Turnover Rate                                                      114%                147%                     7%


*Data has been annualized

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                 SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                     2001                2000               1999
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              1.80%               1.96%              2.22%*
Ratio of Net Income (Loss) to Average Net Assets                    (0.05%)              0.34%              0.51%*

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          NOVEMBER 4, 1999
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
                                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,     YEAR ENDED
                                                  2001           2001           2000             2000         SEPTEMBER 30,
                                                 CLASS I       CLASS II        CLASS I        CLASS II(a)         1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.40      $   15.37       $  13.95         $   14.36        $  10.42
Income From Investment Operations:
   Net Investment Income (Loss)                     0.20           0.17           1.02              0.96           (0.34)
   Net Gains or Losses on Securities (both
      realized and unrealized)                     (2.07)         (2.10)          0.92              0.54            4.89
                                                --------      ---------       --------         ---------        --------
   Total From Investment Operations:               (1.87)         (1.93)          1.94              1.50            4.55
Less Distributions:
   Dividends (from net investment income)          (0.51)         (0.49)         (0.49)            (0.49)          (0.24)
   Distributions (from capital gains)              (0.51)         (0.48)          0.00              0.00           (0.78)
                                                --------      ---------       --------         ---------        --------
   Total Distributions                             (1.02)         (0.97)         (0.49)            (0.49)          (1.02)
                                                --------      ---------       --------         ---------        --------
Net Asset Value, End of Period                  $  12.51      $   12.47       $  15.40         $   15.37        $  13.95
                                                ========      =========       ========         =========        ========
Total Return                                      (13.10)%       (13.44)%        14.27%            10.79%          46.41%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  738.5      $     1.9       $  782.4         $     0.1        $  811.1
   Ratio of Expenses to Average Net Assets          1.30%          1.64%          1.30%             1.50%*          1.29%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         1.40%          0.62%          1.87%             1.98%*          1.94%
   Portfolio Turnover Rate                            58%            58%            64%               64%             54%


                                                                 ELEVEN MONTHS
                                                   YEAR ENDED        ENDED       YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,  OCTOBER 31,
                                                      1998           1997(b)        1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $  18.77         $  14.92      $  12.97
Income From Investment Operations:
   Net Investment Income (Loss)                        0.41             0.27          0.09
   Net Gains or Losses on Securities (both
      realized and unrealized)                        (5.32)            3.74          2.90
                                                   --------         --------      --------
   Total From Investment Operations:                  (4.91)            4.01          2.99
Less Distributions:
   Dividends (from net investment income)             (0.58)           (0.16)         0.00
   Distributions (from capital gains)                 (2.86)            0.00         (1.04)
                                                   --------         --------      --------
   Total Distributions                                (3.44)           (0.16)        (1.04)
                                                   --------         --------      --------
Net Asset Value, End of Period                     $  10.42         $  18.77      $  14.92
                                                   ========         ========      ========
Total Return                                         (29.90)%          29.63%*       24.90%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)            $  756.1         $1,647.3      $1,172.8
   Ratio of Expenses to Average Net Assets             1.32%            1.26%*        1.32%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                            1.95%            2.09%*        1.45%
   Portfolio Turnover Rate                               43%              61%           42%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             JANUARY 9, 2001
                                               YEAR ENDED        THROUGH
                                              SEPTEMBER 30,    SEPTEMBER 30,   YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  2001             2001       SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                                                CLASS I        CLASS II(c)        2000           1999            1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  11.51        $   10.73       $  12.64      $    6.89        $  12.20
Income From Investment Operations:
   Net Investment Income (Loss)                     0.13             0.15           0.23           0.24            0.18
   Net Gains or Losses on Securities
      (both realized and unrealized)               (0.81)           (0.91)         (0.66)          5.71           (4.09)
                                                --------        ---------       --------      ---------        --------
   Total From Investment Operations:               (0.68)           (0.76)         (0.43)          5.95           (3.91)
Less Distributions:
   Dividends (from net investment
      income)                                      (0.34)            0.00          (0.11)         (0.20)          (0.06)
   Distributions (from capital gains)              (0.49)            0.00          (0.59)          0.00           (1.34)
                                                --------        ---------       --------      ---------        --------
   Total Distributions                             (0.83)            0.00          (0.70)         (0.20)          (1.40)
                                                --------        ---------       --------      ---------        --------
Net Asset Value, End of Period                  $  10.00        $    9.97       $  11.51      $   12.64        $   6.89
                                                ========        =========       ========      =========        ========
Total Return                                       (6.18)%          (7.08)%        (3.44)%        88.02%         (35.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  118.9        $     0.0       $   90.3      $   155.4        $   51.8
   Ratio of Expenses to Average
      Net Assets                                    1.74%            1.97%*         1.77%          1.79%           1.96%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                  1.83%            1.76%*         1.99%          2.31%           2.17%
   Portfolio Turnover Rate                            49%              49%            40%           126%             69%


                                              ELEVEN MONTHS
                                                   ENDED        YEAR ENDED
                                               SEPTEMBER 30,    OCTOBER 31,
                                                  1997(b)           1996
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  11.41         $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      0.13             0.04
   Net Gains or Losses on Securities
      (both realized and unrealized)                 1.10             1.37
                                                 --------         --------
   Total From Investment Operations:                 1.23             1.41
Less Distributions:
   Dividends (from net investment
      income)                                       (0.08)            0.00
   Distributions (from capital gains)               (0.36)            0.00
                                                 --------         --------
   Total Distributions                              (0.44)            0.00
                                                 --------         --------
Net Asset Value, End of Period                   $  12.20         $  11.41
                                                 ========         ========
Total Return                                        12.07%*          14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $   66.0         $   39.8
   Ratio of Expenses to Average
      Net Assets                                     1.93%*           2.50%(a)
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                   1.23%*           0.65%(a)
   Portfolio Turnover Rate                             63%              27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                           OCTOBER 31,
                                                                              1996
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                       2.65%
Ratio of Net Income (Loss) to Average Net Assets                              0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.
(c) The date which Class II shares were first sold to the public was January 9, 2001.

THE OAKMARK FAMILY OF FUNDS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 6-8, 11-12, 16-18, 22-25, 28-32, 35-40, AND 44-49, AS OF SEPTEMBER 30,
2001, AND THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENTS OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2001, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 2001, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN THEIR NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

ARTHUR ANDERSEN LLP

Chicago, Illinois
October 26, 2001